UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1.

Reports to Stockholders

Fidelity Advisor® Floating Rate High Income Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	(3.19)%	2.64%	2.66%
Class M (incl. 2.75% sales charge)	(3.20)%	2.63%	2.61%
Class C (incl. contingent deferred sales charge)	(2.15)%	2.46%	2.18%
Fidelity® Floating Rate High Income Fund	(0.15)%	3.53%	3.25%
Class I	(0.20)%	3.45%	3.19%
Class Z	0.01%	3.52%	3.22%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A on October 31, 2010, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$12,996	Fidelity Advisor® Floating Rate High Income Fund - Class A
$15,285	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans gained 2.09% for the 12 months ending October 31, 2020, as measured by the S&P/LSTA® Leveraged Performing Loan Index, performing roughly in line with high-yield bonds. Loans posted monthly gains early on, aided by strong corporate earnings growth and the late-2019 announcement of a phase-one trade deal between the U.S. and China. Cracks began to appear in the favorable backdrop in January, leading to an eventual collapse in March, as intensifying investor anxiety about the outbreak and spread of COVID-19 sparked a sharp, but brief, global sell-off in risk assets. The loan market began to recover in late March and continued to rebound in April on hopes that historic government stimulus would be enough to offset the near-term economic fallout from the pandemic. The market rally moderated in June on concerns that a possible second wave of infections could slow progress toward the economy reopening. After posting solid gains in July and August, loans were pressured late in the period, due to an upsurge in virus cases in Europe, fading hope for more U.S. fiscal stimulus and uncertainty surrounding upcoming U.S. elections. Within the index, industry returns were mixed. More-defensive groups, such as food products (+9%), drugs (+8%) and telecom (+6%), handily outperformed, whereas air transport (-19%), oil & gas (-9%), and leisure goods/activities/movies (-9%) suffered due to coronavirus-related lockdowns.

Comments from Co-Portfolio Managers Eric Mollenhauer and Kevin Nielsen:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) posted returns ranging from 0.01% to -1.19%, trailing the benchmark S&P/LSTA® Leveraged Performing Loan Index. The fund’s core bank loan portfolio, which comprised about 90% of assets, on average, lagged the benchmark and, as a result, hampered relative performance. At the industry level, security selection and an overweighting in oil & gas was by far the biggest relative detractor. Conversely, picks among retailers added the most value versus the benchmark. Turning to individual holdings, falling oil prices placed heavy pressure on energy exploration & production companies California Resources (-78%) and Gavilan Resources (-97%) and they were among the biggest relative detractors. An out-of-benchmark equity stake in oil-field services provider Expro Holdings (-44%) fell victim to prolonged weakness in the offshore drilling market. On the plus side, Bass Pro Shops (+19%), the fund's largest holding, was the top relative contributor. The specialty retailer was permitted to keep it stores open through the pandemic and generated solid quarterly financial results via strong sales of equipment for outdoor activities. An overweighting in Securus Technologies (+29%) also contributed, as the provider of telecom and payment services to prisons and various governmental entities introduced tablet computers for inmate populations. Avoiding benchmark member American Airlines (-23%) proved advantageous, as COVID-19 continued to weigh heavily on demand for air travel. Looking ahead, excluding oil & gas, we have a fairly positive intermediate-term view of corporate fundamentals and the market’s supply-and-demand backdrop. We have positioned the portfolio for an uncertain environment by emphasizing holdings that we believe have adequate liquidity to withstand volatile periods.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
Bass Pro Shops LLC.	3.0
Intelsat Jackson Holdings SA	2.5
Caesars Resort Collection LLC	2.1
Asurion LLC	2.1
TransDigm, Inc.	1.4
11.1

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Technology	12.9
Telecommunications	9.2
Services	7.3
Gaming	6.4
Healthcare	6.0

Quality Diversification (% of fund's net assets)

As of October 31, 2020
BBB	3.1%
BB	23.3%
B	56.8%
CCC,CC,C	5.5%
D	0.1%
Not Rated	5.6%
Equities	1.5%
Short-Term Investments and Net Other Assets	4.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2020*
Bank Loan Obligations	89.5%
Nonconvertible Bonds	4.8%
Preferred Stocks	0.1%
Common Stocks	1.4%
Preferred Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 12.3%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Bank Loan Obligations - 89.5%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.5%
AI Convoy Luxembourg SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 1/20/27 (a)(b)(c)	$10,736	$10,521
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4% 6/19/26 (a)(b)(c)	5,198	4,528
TransDigm, Inc.:
Tranche E 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3978% 5/30/25 (a)(b)(c)	18,488	17,366
Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3978% 12/9/25 (a)(b)(c)	11,608	10,903
Tranche G 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3978% 8/22/24 (a)(b)(c)	41,872	39,323
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/30/25 (a)(b)(c)	17,331	15,244
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 8.75% 4/30/26 (a)(b)(c)	5,665	4,390

TOTAL AEROSPACE		102,275

Air Transportation - 1.4%
Delta Air Lines, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.75% 4/29/23(a)(b)(c)	6,484	6,447
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7204% 4/8/26 (a)(b)(c)	10,639	9,485
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7204% 4/4/26 (a)(b)(c)	5,720	5,100
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/2/27 (a)(b)(c)	24,565	24,929
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (a)(b)(c)	20,000	19,904
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/5/24 (a)(b)(c)	9,465	9,302
WestJet Airlines Ltd. 1LN, term loan 3 month U.S. LIBOR + 2.750% 4% 12/11/26 (a)(b)(c)	17,640	15,452

TOTAL AIR TRANSPORTATION		90,619

Automotive & Auto Parts - 0.7%
Les Schwab Tire Centers Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 10/26/27 (b)(c)(d)(e)	14,185	14,043
North American Lifting Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/16/24(a)(b)(c)	13,677	13,677
Tranche B 1LN, term loan 3 month U.S. LIBOR + 9.000% 10% 3/1/25 (a)(b)(c)(e)	3,424	3,424
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3993% 4/18/25 (a)(b)(c)	12,681	12,570

TOTAL AUTOMOTIVE & AUTO PARTS		43,714

Banks & Thrifts - 0.8%
Blackstone CQP Holdco LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.7254% 9/30/24 (a)(b)(c)	12,919	12,616
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8978% 2/27/26 (a)(b)(c)	25,137	24,729
Deerfield Dakota Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/9/27 (a)(b)(c)	10,978	10,790
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.734% 7/1/26 (a)(b)(c)	3,825	3,743

TOTAL BANKS & THRIFTS		51,878

Broadcasting - 1.9%
AppLovin Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1478% 8/15/25 (a)(b)(c)	4,597	4,505
Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.6478% 8/15/25 (a)(b)(c)	20,033	19,601
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4% 8/24/26 (a)(b)(c)	53,066	32,702
Entercom Media Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.500% 2.6515% 11/17/24 (a)(b)(c)	12,594	12,137
ION Media Networks, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1875% 12/18/24 (a)(b)(c)	10,844	10,718
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.899% 9/19/26 (a)(b)(c)	32,637	31,756
Sinclair Television Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.65% 9/30/26 (a)(b)(c)	5,369	5,194
Springer Nature Deutschland Gm Tranche B16 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 8/24/24 (a)(b)(c)	11,096	11,010

TOTAL BROADCASTING		127,623

Building Materials - 1.3%
ACProducts, Inc. 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 8/13/25 (a)(b)(c)	11,593	11,690
APi Group DE, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6478% 10/1/26 (a)(b)(c)	17,008	16,620
Asplundh Tree Expert LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6395% 9/4/27 (a)(b)(c)	5,088	5,072
GYP Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8978% 6/1/25 (a)(b)(c)	6,735	6,617
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.23% 1/4/27 (a)(b)(c)	9,378	9,097
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 2/28/27 (a)(b)(c)	18,104	17,470
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 9/27/24 (a)(b)(c)	9,924	9,127
Ventia Deco LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/21/26 (a)(b)(c)(e)	1,978	1,943
White Capital Buyer LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 4.000% 4.5% 10/8/27 (a)(b)(c)	7,452	7,336
3 month U.S. LIBOR + 4.000% 4.5% 10/8/27 (a)(b)(c)	2,548	2,509

TOTAL BUILDING MATERIALS		87,481

Cable/Satellite TV - 4.1%
Charter Communication Operating LLC Tranche B2 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9% 2/1/27 (a)(b)(c)	93,623	91,136
Coral-U.S. Co.-Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3978% 1/31/28 (a)(b)(c)	32,425	31,283
CSC Holdings LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 2.6484% 4/15/27 (a)(b)(c)	22,703	21,949
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3984% 1/15/26 (a)(b)(c)	26,989	26,036
LCPR Loan Financing LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1484% 10/22/26 (a)(b)(c)	17,485	17,463
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3984% 7/17/25 (a)(b)(c)	23,302	22,449
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 2.6484% 1/31/28 (a)(b)(c)	16,750	16,153
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (a)(b)(c)	44,471	43,489

TOTAL CABLE/SATELLITE TV		269,958

Capital Goods - 0.4%
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1478% 10/1/25 (a)(b)(c)	9,620	9,413
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.399% 11/15/26 (a)(b)(c)	3,655	3,332
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.899% 11/15/25 (a)(b)(c)	3,991	3,682
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1478% 9/20/26 (a)(b)(c)	3,700	3,654
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.5666% 7/31/27 (a)(b)(c)	8,090	7,964

TOTAL CAPITAL GOODS		28,045

Chemicals - 2.0%
Aruba Investment Holdings LLC:
2LN, term loan 3 month U.S. LIBOR + 7.750% 10/28/28 (b)(c)(d)	2,135	2,116
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 10/28/27 (b)(c)(d)	7,920	7,861
ASP Chromaflo Dutch I BV Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (a)(b)(c)	3,592	3,449
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (a)(b)(c)	2,763	2,652
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6434% 5/7/25(a)(b)(c)	11,040	10,378
Element Solutions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1478% 1/31/26 (a)(b)(c)	6,941	6,780
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.73% 7/1/26 (a)(b)(c)	7,214	7,077
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.7204% 3/1/26 (a)(b)(c)	13,770	13,394
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 3.75% 10/11/24 (a)(b)(c)	17,432	16,604
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 3/16/27 (a)(b)(c)	10,474	10,395
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1453% 10/1/25 (a)(b)(c)	44,067	42,613
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9% 4/3/25 (a)(b)(c)	12,150	11,649

TOTAL CHEMICALS		134,968

Consumer Products - 0.8%
BCPE Empire Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1478% 6/11/26 (a)(b)(c)	8,271	7,968
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1471% 6/11/26 (a)(b)(c)	1,635	1,575
Bombardier Recreational Products, Inc. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 5/24/27 (a)(b)(c)	19,541	19,712
CNT Holdings I Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 10/16/27 (b)(c)(d)	14,160	13,977
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1484% 6/15/25 (a)(b)(c)	9,281	6,729

TOTAL CONSUMER PRODUCTS		49,961

Containers - 2.8%
Berry Global, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1469% 10/1/22 (a)(b)(c)	9,900	9,784
Tranche X 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1469% 1/19/24 (a)(b)(c)	9,640	9,487
Tranche Y 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1469% 7/1/26 (a)(b)(c)	27,200	26,296
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.4795% 4/3/24 (a)(b)(c)	5,005	4,667
Canister International Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8978% 12/21/26 (a)(b)(c)	5,970	5,955
Charter Nex U.S., Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3978% 5/16/24 (a)(b)(c)	3,053	2,970
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 5/16/24 (a)(b)(c)	5,132	5,005
Flex Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 12/29/23 (a)(b)(c)	26,246	25,553
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4751% 6/29/25 (a)(b)(c)	27,049	25,975
Graham Packaging Co., Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 8/4/27 (a)(b)(c)	19,250	19,073
Pregis TopCo Corp. 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8978% 7/31/26 (a)(b)(c)	9,925	9,664
Reynolds Consumer Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 1/30/27 (a)(b)(c)	20,729	20,308
Reynolds Group Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3978% 2/16/26 (a)(b)(c)	18,000	17,550
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8978% 2/5/23 (a)(b)(c)	5,010	4,910

TOTAL CONTAINERS		187,197

Diversified Financial Services - 3.2%
ACNR Holdings, Inc. term loan 14% 9/21/27 (a)(c)(e)	26,968	26,968
AlixPartners LLP Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6478% 4/4/24 (a)(b)(c)	12,504	12,113
Alpine Finance Merger Sub LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/12/24 (a)(b)(c)	446	436
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/31/24 (a)(b)(c)	7,567	6,934
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3978% 10/1/25 (a)(b)(c)	46,717	45,966
Finco I LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6478% 6/27/25 (a)(b)(c)	2,495	2,446
Fly Funding II SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.99% 8/9/25 (a)(b)(c)	25,507	21,989
GT Polaris, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 9/24/27 (a)(b)(c)	7,000	6,886
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3984% 3/1/25 (a)(b)(c)	17,065	16,723
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 7/3/24 (a)(b)(c)	1,995	1,746
NAB Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 6/30/24 (a)(b)(c)	2,391	2,330
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/29/24 (a)(b)(c)	5,573	5,186
RPI Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 2/11/27 (a)(b)(c)	35,561	35,350
TransUnion LLC Tranche B5 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 11/16/26 (a)(b)(c)	26,247	25,563

TOTAL DIVERSIFIED FINANCIAL SERVICES		210,636

Diversified Media - 1.6%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 10/31/27 (b)(c)(d)	21,180	20,690
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.7204% 2/10/27 (a)(b)(c)	37,182	35,904
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3978% 12/12/26 (a)(b)(c)	50,121	48,712

TOTAL DIVERSIFIED MEDIA		105,306

Electric Utilities No Longer Use - 0.1%
Ascend Learning LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7/12/24 (a)(b)(c)(d)	9,815	9,705
Energy - 3.4%
Apro LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 11/14/26 (a)(b)(c)	6,951	6,864
Array Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 10/7/27 (a)(b)(c)(e)	9,837	9,641
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 4.8978% 11/3/25 (a)(b)(c)	24,814	17,420
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (a)(b)(c)	24,059	19,729
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1434% 5/21/25 (a)(b)(c)	2,365	1,774
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 6.41% 11/18/24 (a)(b)(c)	11,069	10,951
California Resources Corp. 2LN, term loan 3 month U.S. LIBOR + 9.000% 10% 10/27/25 (a)(b)(c)(e)	6,323	6,323
ChampionX Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 6/3/27 (a)(b)(c)	5,925	5,890
Chesapeake Energy Corp. term loan 3 month U.S. LIBOR + 8.000% 9% 6/9/24 (a)(b)(c)(f)	14,725	10,252
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (a)(b)(c)	12,147	11,150
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 3/28/24 (a)(b)(c)	25,230	23,485
EG America LLC:
2LN, term loan 3 month U.S. LIBOR + 8.000% 9% 3/23/26 (a)(b)(c)	3,848	3,670
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2204% 2/6/25 (a)(b)(c)	8,968	8,570
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.26% 3/1/26 (a)(b)(c)	15,666	10,856
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 0% 3/1/24 (b)(c)(f)	44,275	277
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.4015% 7/18/25 (a)(b)(c)	38,367	25,110
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 8/25/23 (a)(b)(c)	6,249	4,392
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (a)(b)(c)	18,070	18,006
Lower Cadence Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1478% 5/22/26 (a)(b)(c)	3,872	3,506
Matador Bidco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8978% 10/15/26 (a)(b)(c)	2,980	2,898
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.75% 11/14/25 (a)(b)(c)	11,906	11,370
Oxbow Carbon LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 10/9/25 (a)(b)(c)(d)	4,765	4,670
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 6/21/26 (a)(b)(c)	7,059	5,842

TOTAL ENERGY		222,646

Entertainment/Film - 0.0%
SMG U.S. Midco 2, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6947% 1/23/25 (a)(b)(c)	1,528	1,284
Environmental - 0.2%
The Brickman Group, Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6875% 8/15/25 (a)(b)(c)	4,243	4,162
Tunnel Hill Partners LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6478% 2/8/26 (a)(b)(c)	4,181	3,763
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8978% 12/20/24 (a)(b)(c)	2,856	2,793

TOTAL ENVIRONMENTAL		10,718

Food & Drug Retail - 1.6%
Agro Merchants Intermediate Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 12/6/24 (a)(b)(c)	4,866	4,818
BellRing Brands, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 10/10/24 (a)(b)(c)	7,700	7,717
Froneri U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3978% 1/30/27 (a)(b)(c)	18,374	17,659
GOBP Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8993% 10/22/25 (a)(b)(c)	3,070	2,995
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1478% 5/1/26(a)(b)(c)	35,092	34,174
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/20/25 (a)(b)(c)	9,270	8,111
Lannett Co., Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6% 11/25/20 (a)(b)(c)	422	415
Tranche B, term loan 3 month U.S. LIBOR + 5.370% 6.375% 11/25/22 (a)(b)(c)	28,540	27,827

TOTAL FOOD & DRUG RETAIL		103,716

Food/Beverage/Tobacco - 1.0%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.8973% 10/1/26 (a)(b)(c)	2,240	2,195
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6473% 10/1/25 (a)(b)(c)	3,453	3,401
Atkins Nutritional Holdings II, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/7/24 (a)(b)(c)	4,626	4,612
Chobani LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 10/20/27 (a)(b)(c)(d)	17,005	16,729
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.2204% 2/6/25 (a)(b)(c)	4,874	4,658
Saffron Borrowco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 6.8978% 6/20/25 (a)(b)(c)	6,886	6,912
U.S. Foods, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1478% 9/13/26 (a)(b)(c)	5,808	5,507
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 6/27/23 (a)(b)(c)	25,123	23,986

TOTAL FOOD/BEVERAGE/TOBACCO		68,000

Gaming - 5.9%
AP Gaming I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 2/15/24 (a)(b)(c)	5,456	5,006
Aristocrat International Pty Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/24 (a)(b)(c)	4,165	4,159
Aristocrat Technologies, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.9586% 10/19/24 (a)(b)(c)	1,784	1,735
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3438% 9/15/23 (a)(b)(c)	11,531	11,189
Caesars Resort Collection LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8978% 12/22/24 (a)(b)(c)	109,335	102,259
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.649% 6/19/25 (a)(b)(c)	36,000	34,819
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 4/18/24 (a)(b)(c)	24,443	22,946
Gaming VC Holdings SA Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.25% 3/16/24 (a)(b)(c)	6,829	6,733
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (a)(b)(c)	45,355	43,711
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (a)(b)(c)	45,604	40,075
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6478% 5/29/26 (a)(b)(c)	8,178	7,887
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 10/15/25 (a)(b)(c)	12,409	11,957
Playtika Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 7% 12/10/24 (a)(b)(c)	31,728	31,706
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 2.8978% 8/14/24 (a)(b)(c)	237	220
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.7204% 7/10/25 (a)(b)(c)	24,004	23,972
Station Casinos LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.5% 2/7/27 (a)(b)(c)	32,262	30,837
Twin River Worldwide Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.000% 9% 5/10/26 (a)(b)(c)	11,845	12,482

TOTAL GAMING		391,693

Healthcare - 5.4%
Aldevron LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 10/11/26 (a)(b)(c)	28,626	28,590
American Renal Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 5.1478% 6/22/24 (a)(b)(c)	2,931	2,921
Avantor, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 10/30/27 (b)(c)(d)	11,550	11,449
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 12/13/26 (a)(b)(c)	23,234	22,934
Elanco Animal Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.899% 8/1/27 (a)(b)(c)	48,103	47,011
HCA Holdings, Inc.:
Tranche B12 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 3/13/25 (a)(b)(c)	21,401	21,268
Tranche B13, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 3/18/26 (a)(b)(c)	7,423	7,379
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 10/15/27(a)(b)(c)	15,030	14,955
Milano Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (a)(b)(c)	37,065	36,386
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/7/23 (a)(b)(c)	8,632	8,512
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3895% 6/30/25 (a)(b)(c)	405	391
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9/25/27 (b)(c)(d)	9,545	9,372
Pathway Vet Alliance LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 3/31/27 (b)(c)(g)	968	945
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1478% 3/31/27 (a)(b)(c)	11,852	11,571
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8978% 11/16/25 (a)(b)(c)	8,313	8,054
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 6/23/24 (a)(b)(c)	16,293	15,236
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1875% 6/13/26 (a)(b)(c)	37,404	35,896
Upstream Newco, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6478% 11/20/26 (a)(b)(c)	4,104	3,899
Valeant Pharmaceuticals International, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 2.8993% 11/27/25 (a)(b)(c)	24,159	23,565
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1493% 6/1/25 (a)(b)(c)	4,329	4,222
VVC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.7503% 2/11/26 (a)(b)(c)	33,870	33,108
Wink Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 12/1/24 (a)(b)(c)	8,227	8,180

TOTAL HEALTHCARE		355,844

Homebuilders/Real Estate - 1.6%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8978% 8/21/25 (a)(b)(c)	27,907	26,592
Landry's Finance Acquisition Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 12.000% 13% 10/4/23 (a)(b)(c)	4,975	5,597
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	16,448	14,437
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	928	814
Ryan Specialty Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 9/1/27 (a)(b)(c)	16,850	16,703
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8958% 12/22/24 (a)(b)(c)	42,218	40,477

TOTAL HOMEBUILDERS/REAL ESTATE		104,620

Hotels - 1.6%
Aimbridge Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 6.75% 2/1/26 (a)(b)(c)	4,340	4,253
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.9015% 2/1/26 (a)(b)(c)	4,267	3,719
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.1478% 11/30/23 (a)(b)(c)	25,111	24,117
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8993% 6/21/26 (a)(b)(c)	16,745	15,850
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 8/31/25 (a)(b)(c)	19,193	18,161
Travelport Finance Luxembourg SARL 1LN, term loan:
3 month U.S. LIBOR + 5.000% 5.2203% 5/30/26 (a)(b)(c)	23,327	12,182
3 month U.S. LIBOR + 7.000% 9% 2/28/25 (a)(b)(c)	16,325	15,369
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 5/30/25 (a)(b)(c)	15,602	14,816

TOTAL HOTELS		108,467

Insurance - 5.4%
Acrisure LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6478% 2/13/27 (a)(b)(c)	39,648	38,140
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8978% 5/10/25 (a)(b)(c)	21,745	20,909
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3993% 5/9/25 (a)(b)(c)	2,469	2,386
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 10/8/27 (b)(c)(d)	7,095	7,013
AmeriLife Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1487% 3/18/27 (a)(b)(c)	1,078	1,061
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.149% 3/18/27 (a)(b)(c)	8,399	8,263
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 3/18/28 (a)(b)(c)(e)	2,330	2,283
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.75% 1/25/24 (a)(b)(c)	23,258	22,921
AssuredPartners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6478% 2/13/27 (a)(b)(c)	15,580	15,015
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 3.1478% 11/3/23 (a)(b)(c)	36,604	35,895
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 3.1478% 11/3/24 (a)(b)(c)	18,742	18,371
Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 3.1478% 8/4/22 (a)(b)(c)	22,153	21,781
3 month U.S. LIBOR + 6.500% 6.6478% 8/4/25 (a)(b)(c)	60,896	60,896
HUB International Ltd. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 3.2147% 4/25/25 (a)(b)(c)	51,445	49,402
3 month U.S. LIBOR + 4.000% 5% 4/25/25 (a)(b)(c)	14,515	14,423
USI, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2204% 12/2/26 (a)(b)(c)	2,233	2,195
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.2204% 5/16/24 (a)(b)(c)	34,444	33,145

TOTAL INSURANCE		354,099

Leisure - 2.3%
Alterra Mountain Co. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.750% 2.8978% 7/31/24 (a)(b)(c)	11,072	10,615
3 month U.S. LIBOR + 4.500% 5.5% 8/3/26 (a)(b)(c)	5,542	5,487
Carnival Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 6/30/25 (a)(b)(c)	11,012	11,078
Crown Finance U.S., Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.500% 2.7693% 2/28/25 (a)(b)(c)	26,587	14,785
3 month U.S. LIBOR + 2.500% 3.0193% 9/30/26 (a)(b)(c)	1,485	817
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.5% 2/1/24 (a)(b)(c)	34,498	33,032
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 9/8/24 (a)(b)(c)	7,325	3,996
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 4% 3/8/24 (a)(b)(c)	12,874	9,336
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 8/18/25 (a)(b)(c)	5,000	4,825
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/10/22 (a)(b)(c)	22,163	20,415
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 7/6/24 (a)(b)(c)	13,319	12,759
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6478% 12/21/25 (a)(b)(c)	13,642	12,226
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2204% 12/30/26 (a)(b)(c)	8,800	7,612
2LN, term loan 3 month U.S. LIBOR + 8.500% 8.7204% 12/30/27 (a)(b)(c)(e)	3,500	2,800
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 12/30/26 (a)(b)(c)(e)	3,640	3,604

TOTAL LEISURE		153,387

Paper - 0.1%
Neenah, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 6/30/27 (a)(b)(c)	4,309	4,298
Publishing/Printing - 0.8%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/7/23 (a)(b)(c)	23,701	21,138
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 11/3/23 (a)(b)(c)	20,824	16,226
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 3/13/25 (a)(b)(c)	1,689	1,537
3 month U.S. LIBOR + 8.500% 9.5% 3/13/25 (a)(b)(c)	9,057	9,057
Proquest LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6478% 10/17/26 (a)(b)(c)	1,982	1,933

TOTAL PUBLISHING/PRINTING		49,891

Railroad - 0.2%
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.2204% 12/30/26 (a)(b)(c)	11,905	11,639
Restaurants - 0.8%
CEC Entertainment, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 8/30/26 (a)(b)(c)	13,433	8,647
KFC Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8973% 4/3/25 (a)(b)(c)	14,087	13,727
Red Lobster Hospitality LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/28/21 (a)(b)(c)	12,515	11,664
Whatabrands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8969% 8/3/26 (a)(b)(c)	18,362	17,861

TOTAL RESTAURANTS		51,899

Services - 7.0%
ABG Intermediate Holdings 2 LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 9/29/24 (a)(b)(c)	3,450	3,416
Airbnb, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 4/17/25 (a)(b)(c)	15,925	16,828
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (a)(b)(c)	30,455	29,668
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (a)(b)(c)	43,559	41,042
Ancestry.com Operations, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/23 (a)(b)(c)	16,367	16,318
APX Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1483% 12/31/25 (a)(b)(c)	3,735	3,638
Aramark Services, Inc.:
Tranche B-4 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 1/15/27 (a)(b)(c)	4,975	4,717
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 3/28/24 (a)(b)(c)	9,339	8,937
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (a)(b)(c)	20,814	19,331
Cast & Crew Payroll LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8978% 2/7/26 (a)(b)(c)	14,544	13,581
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (a)(b)(c)	7,936	7,764
Filtration Group Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/29/25 (a)(b)(c)	4,775	4,707
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1478% 3/29/25 (a)(b)(c)	5,606	5,448
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 7/30/26 (a)(b)(c)	12,764	12,371
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 10/8/27 (b)(c)(d)	9,000	8,848
IAA Spinco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4375% 6/29/26 (a)(b)(c)	3,681	3,558
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 11/21/24 (a)(b)(c)	34,693	33,986
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (a)(b)(c)	6,500	5,753
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/21/25 (a)(b)(c)	31,444	28,543
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 2/27/25 (a)(b)(c)	74,163	73,190
Maverick Purchaser Sub LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.6478% 1/23/27 (a)(b)(c)	17,531	16,786
3 month U.S. LIBOR + 4.750% 2/3/27 (b)(c)(d)	3,875	3,788
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (a)(b)(c)	15,880	15,562
Sotheby's 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 1/3/27 (a)(b)(c)	11,127	11,025
Spin Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 11/14/22 (a)(b)(c)	36,245	35,268
Staples, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.251% 4/16/26 (a)(b)(c)	9,566	8,755
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.500% 4.751% 9/12/24 (a)(b)(c)	1,348	1,243
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8978% 8/29/25 (a)(b)(c)	8,158	7,285
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.75% 3/23/24 (a)(b)(c)	8,746	7,912
WASH Multifamily Acquisition, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 5/14/22 (a)(b)(c)	9,231	9,012
3 month U.S. LIBOR + 3.250% 4.25% 5/14/22 (a)(b)(c)	611	596

TOTAL SERVICES		458,876

Steel - 0.2%
JMC Steel Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1479% 1/24/27 (a)(b)(c)	13,059	12,664
Super Retail - 5.6%
Academy Ltd.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 10/28/27 (b)(c)(d)	15,525	15,331
Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 7/2/22 (a)(b)(c)	14,756	14,697
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 5.75% 9/25/24 (a)(b)(c)	199,661	198,852
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1453% 2/3/24 (a)(b)(c)	16,271	16,004
David's Bridal, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.000% 9% 1/18/24 (a)(b)(c)(e)	490	0
Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 7% 6/30/23 (a)(b)(c)(e)	358	0
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 10/14/27 (a)(b)(c)	32,500	31,975
Michaels Stores, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/16/27 (a)(b)(c)	11,970	11,707
Party City Holdings, Inc. term loan 3 month U.S. LIBOR + 2.500% 3.25% 8/19/22 (a)(b)(c)	20,683	15,804
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.25% 1/26/23 (a)(b)(c)	16,731	15,522
Red Ventures LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6478% 11/8/24 (a)(b)(c)	16,063	15,430
Sports Authority, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 0% 11/16/17 (b)(c)(e)(f)	3,612	0
The Hillman Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1478% 5/31/25 (a)(b)(c)	14,694	14,295
Weight Watchers International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.5% 11/29/24 (a)(b)(c)	18,095	18,041

TOTAL SUPER RETAIL		367,658

Technology - 12.6%
Allegro MicroSystems LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.75% 9/30/27 (a)(b)(c)	1,820	1,811
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.9704% 8/10/25 (a)(b)(c)	30,356	14,343
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.3978% 10/2/25 (a)(b)(c)	19,307	18,734
Brave Parent Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1478% 4/19/25 (a)(b)(c)	1,811	1,772
Camelot Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 10/31/26 (a)(b)(c)(d)	30,000	29,638
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1478% 10/31/26 (a)(b)(c)	11,915	11,582
CCC Information Services, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 4/27/24 (a)(b)(c)	8,408	8,308
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5938% 4/30/25 (a)(b)(c)	15,078	14,555
CMC Materials, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1875% 11/15/25 (a)(b)(c)	9,376	9,236
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3978% 4/4/26 (a)(b)(c)	6,892	6,640
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8978% 11/29/24 (a)(b)(c)	7,967	7,316
DCert Buyer, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1478% 10/16/26 (a)(b)(c)	28,358	27,742
DG Investment Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 2/1/25 (a)(b)(c)	9,955	9,562
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 2/1/26 (a)(b)(c)	3,235	2,912
Dynatrace LLC 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3978% 8/23/25 (a)(b)(c)	5,653	5,543
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/9/23 (a)(b)(c)	23,131	22,889
Emerald TopCo, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7142% 7/22/26 (a)(b)(c)	9,020	8,682
Epicor Software Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 7/30/27 (a)(b)(c)	15,906	15,830
EPV Merger Sub, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 7.3978% 3/8/26 (a)(b)(c)	2,250	2,104
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3978% 3/8/25 (a)(b)(c)	17,284	16,740
EXC Holdings III Corp. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 4.5% 12/2/24 (a)(b)(c)	13,137	12,962
3 month U.S. LIBOR + 7.500% 8.5% 12/1/25 (a)(b)(c)	2,000	1,970
Fastball Merger Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3978% 1/22/27 (a)(b)(c)	2,239	2,164
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 2/15/24 (a)(b)(c)	13,532	13,196
Hyland Software, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.75% 7/7/25 (a)(b)(c)	598	591
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 7/1/24 (a)(b)(c)	17,358	17,085
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.25% 1/20/24 (a)(b)(c)	28,881	28,710
3 month U.S. LIBOR + 9.000% 10% 1/20/25 (a)(b)(c)	11,730	11,593
MA FinanceCo. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/5/25 (a)(b)(c)	3,000	2,981
Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.500% 2.6478% 6/21/24 (a)(b)(c)	70,630	66,392
3 month U.S. LIBOR + 2.500% 2.6478% 6/21/24 (a)(b)(c)	10,142	9,533
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8946% 9/29/24 (a)(b)(c)	36,349	35,945
MH Sub I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.6478% 9/15/24 (a)(b)(c)	2,488	2,402
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 7.15% 9/4/26 (a)(b)(c)	2,225	2,144
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4% 9/4/25 (a)(b)(c)	4,982	4,823
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.6395% 4/30/27 (a)(b)(c)	30,090	29,939
Project Boost Purchaser LLC 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6478% 5/30/26 (a)(b)(c)	1,479	1,431
Rackspace Hosting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 11/3/23 (a)(b)(c)	19,685	19,220
Renaissance Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3978% 5/31/25 (a)(b)(c)	8,180	7,868
Severin Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3969% 8/1/25 (a)(b)(c)	10,032	9,691
Sophia LP 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/6/27 (a)(b)(c)	18,000	17,689
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 4/16/25 (a)(b)(c)	14,954	14,515
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 4/16/25 (a)(b)(c)	10,506	10,198
Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 4/16/25 (a)(b)(c)	33,890	32,904
Tempo Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/31/26 (a)(b)(c)	21,084	20,362
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.649% 9/28/24 (a)(b)(c)	11,054	10,833
Uber Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 3.6478% 7/13/23 (a)(b)(c)	2,102	2,063
3 month U.S. LIBOR + 4.000% 5% 4/4/25 (a)(b)(c)	21,621	21,344
Ultimate Software Group, Inc.:
1LN, term loan:
3 month U.S. LIBOR + 3.750% 3.8978% 5/4/26 (a)(b)(c)	28,113	27,590
3 month U.S. LIBOR + 4.000% 4.75% 5/3/26 (a)(b)(c)	41,260	40,977
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (a)(b)(c)	15,095	15,321
Verscend Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 4.6478% 8/27/25 (a)(b)(c)	5,531	5,419
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1453% 3/1/26 (a)(b)(c)	24,721	24,428
VM Consolidated, Inc. Tranche B L1N, term loan 3 month U.S. LIBOR + 3.250% 3.3978% 2/28/25 (a)(b)(c)	8,909	8,664
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3978% 2/28/27 (a)(b)(c)	16,791	16,371
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.8993% 10/11/26 (a)(b)(c)	11,343	10,662
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8993% 10/11/25 (a)(b)(c)	6,807	6,541
Weber-Stephen Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 10/20/27 (b)(c)(d)	10,430	10,319
Xperi Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1478% 6/1/25 (a)(b)(c)	16,472	15,916
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8978% 9/30/26 (a)(b)(c)	2,233	2,217

TOTAL TECHNOLOGY		830,912

Telecommunications - 8.4%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 2.8984% 7/15/25 (a)(b)(c)	10,527	10,016
3 month U.S. LIBOR + 2.750% 2.9015% 1/31/26 (a)(b)(c)	25	24
Cablevision Lightpath LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 9/15/27 (b)(c)(d)	8,000	7,880
CenturyLink, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3978% 3/15/27 (a)(b)(c)	8,149	7,830
Connect Finco Sarl Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/11/26 (a)(b)(c)	8,746	8,554
Consolidated Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 10/2/27 (a)(b)(c)	7,000	6,930
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.4% 12/22/23 (a)(b)(c)	7,014	6,921
Frontier Communications Corp.:
1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 10/1/27 (a)(b)(c)	9,290	9,185
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6% 6/15/24 (a)(b)(c)	64,290	63,019
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.97% 5/31/25 (a)(b)(c)	15,921	13,547
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8% 11/27/23 (a)(b)(c)	78,810	79,095
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (a)(b)(c)	4,400	4,418
Tranche B-5, term loan 8.625% 1/2/24 (c)	26,120	26,236
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.05% 7/13/22 (a)(b)(c)(g)	38,265	38,839
Iridium Satellite LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/4/26 (a)(b)(c)	8,353	8,326
Level 3 Financing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 3/1/27 (a)(b)(c)	23,259	22,410
Onvoy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 2/10/24 (a)(b)(c)	5,218	4,957
Radiate Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/10/26 (a)(b)(c)	33,665	33,043
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.9% 4/11/25 (a)(b)(c)	14,281	13,815
Securus Technologies Holdings Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (a)(b)(c)	34,169	28,442
3 month U.S. LIBOR + 8.250% 9.25% 11/1/25 (a)(b)(c)	30,400	18,586
SFR Group SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 2.8978% 7/31/25 (a)(b)(c)	30,470	29,052
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8359% 1/31/26 (a)(b)(c)	3,266	3,153
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 4.2369% 8/14/26 (a)(b)(c)	36,015	34,901
Windstream Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 9/21/27 (a)(b)(c)	13,436	12,697
Xplornet Communications, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8978% 6/10/27 (a)(b)(c)	8,978	8,784
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1478% 3/9/27 (a)(b)(c)	51,902	49,934

TOTAL TELECOMMUNICATIONS		550,594

Utilities - 2.8%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/1/25 (a)(b)(c)	57,779	56,344
ExGen Renewables IV, LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 11/28/24 (a)(b)(c)	9,818	9,745
Granite Generation LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/1/26 (a)(b)(c)	9,900	9,786
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5% 2/15/24 (a)(b)(c)	17,729	14,785
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 12/3/25 (a)(b)(c)	10,589	10,404
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 6/23/25 (a)(b)(c)	21,322	21,055
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.2847% 7/24/26 (a)(b)(c)	8,065	7,935
Vertiv Group Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1483% 3/2/27 (a)(b)(c)	32,835	32,187
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8977% 12/31/25 (a)(b)(c)	20,528	20,028

TOTAL UTILITIES		182,269

TOTAL BANK LOAN OBLIGATIONS
(Cost $6,203,461)		5,894,540

Nonconvertible Bonds - 4.8%
Aerospace - 0.4%
TransDigm, Inc.:
6.25% 3/15/26 (h)	22,000	22,935
8% 12/15/25 (h)	1,580	1,708

TOTAL AEROSPACE		24,643

Air Transportation - 0.0%
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (h)	2,870	2,913
Broadcasting - 0.2%
Univision Communications, Inc.:
6.625% 6/1/27 (h)	4,550	4,601
9.5% 5/1/25 (h)	4,730	5,120

TOTAL BROADCASTING		9,721

Chemicals - 0.5%
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 4.0004% 6/15/22 (a)(b)(h)	27,005	25,811
6.875% 6/15/25 (h)	5,500	5,115

TOTAL CHEMICALS		30,926

Containers - 0.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (h)	11,245	11,470
6% 2/15/25 (h)	2,754	2,847
Trivium Packaging Finance BV 5.5% 8/15/26 (h)	5,835	6,112

TOTAL CONTAINERS		20,429

Diversified Financial Services - 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.25% 2/1/22	5,200	5,213
Energy - 0.2%
Citgo Petroleum Corp. 7% 6/15/25 (h)	8,545	7,925
New Fortress Energy LLC 6.75% 9/15/25 (h)	1,905	1,964
Transocean Poseidon Ltd. 6.875% 2/1/27 (h)	6,230	4,673

TOTAL ENERGY		14,562

Food & Drug Retail - 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 3.5% 2/15/23 (h)	1,120	1,138
Gaming - 0.5%
Golden Entertainment, Inc. 7.625% 4/15/26 (h)	5,940	5,940
Scientific Games Corp. 5% 10/15/25 (h)	5,000	5,019
Stars Group Holdings BV 7% 7/15/26 (h)	12,545	13,262
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (h)	7,363	7,124
VICI Properties, Inc.:
3.5% 2/15/25 (h)	1,205	1,202
4.25% 12/1/26 (h)	1,725	1,754
4.625% 12/1/29 (h)	985	1,023

TOTAL GAMING		35,324

Healthcare - 0.6%
Tenet Healthcare Corp.:
4.625% 7/15/24	23,000	23,389
5.125% 5/1/25	7,500	7,423
Valeant Pharmaceuticals International, Inc. 5.5% 11/1/25 (h)	5,590	5,743

TOTAL HEALTHCARE		36,555

Hotels - 0.1%
Marriott Ownership Resorts, Inc. 6.125% 9/15/25 (h)	7,110	7,412
Leisure - 0.1%
NCL Corp. Ltd. 12.25% 5/15/24 (h)	1,005	1,116
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (h)	1,050	1,093
10.875% 6/1/23 (h)	5,110	5,573

TOTAL LEISURE		7,782

Publishing/Printing - 0.0%
Clear Channel International BV 6.625% 8/1/25 (h)	310	315
Restaurants - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (h)	8,000	8,164
5.75% 4/15/25 (h)	660	703

TOTAL RESTAURANTS		8,867

Services - 0.3%
APX Group, Inc. 7.625% 9/1/23	6,155	6,203
Aramark Services, Inc. 6.375% 5/1/25 (h)	2,535	2,659
Expedia, Inc.:
6.25% 5/1/25 (h)	3,030	3,332
7% 5/1/25 (h)	960	1,028
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (h)	4,675	4,630

TOTAL SERVICES		17,852

Super Retail - 0.1%
EG Global Finance PLC 6.75% 2/7/25 (h)	5,500	5,390
Technology - 0.3%
CommScope, Inc.:
5.5% 3/1/24 (h)	5,800	5,929
6% 3/1/26 (h)	5,800	6,017
SSL Robotics LLC 9.75% 12/31/23 (h)	5,625	6,256

TOTAL TECHNOLOGY		18,202

Telecommunications - 0.8%
Altice Financing SA 7.5% 5/15/26 (h)	19,200	20,040
Intelsat Jackson Holdings SA 8% 2/15/24 (h)	14,100	14,312
SFR Group SA:
5.125% 1/15/29 (h)	580	579
7.375% 5/1/26 (h)	18,755	19,575

TOTAL TELECOMMUNICATIONS		54,506

Transportation Ex Air/Rail - 0.2%
Avolon Holdings Funding Ltd. 5.125% 10/1/23 (h)	12,290	12,479
TOTAL NONCONVERTIBLE BONDS
(Cost $309,428)		314,229
	Shares	Value (000s)

Common Stocks - 1.4%
Automotive & Auto Parts - 0.0%
Motors Liquidation Co. GUC Trust (i)	263	0
Broadcasting - 0.1%
Clear Channel Outdoor Holdings, Inc. (i)	319,963	286
iHeartMedia, Inc. (i)	136,038	1,118
iHeartMedia, Inc. warrants 5/1/39 (i)	30	0
ION Media Networks, Inc. (e)(i)	2,842	2,691

TOTAL BROADCASTING		4,095

Capital Goods - 0.1%
TNT Crane & Rigging LLC (e)	464,223	8,707
TNT Crane & Rigging LLC warrants 10/31/25 (e)(i)	86,957	290

TOTAL CAPITAL GOODS		8,997

Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (e)	115,086	796
Energy - 0.9%
California Resources Corp. (i)	1,598,929	21,426
California Resources Corp. (j)	758,890	9,152
California Resources Corp. warrants 10/27/24 (i)	48,025	0
Denbury, Inc. (i)	597,283	9,909
EP Energy Corp. (e)	80,740	1,609
Expro Holdings U.S., Inc. (e)(i)	1,477,422	13,297
Expro Holdings U.S., Inc. (e)(h)(i)	542,213	4,880

TOTAL ENERGY		60,273

Publishing/Printing - 0.0%
Cenveo Corp. (e)(i)	75,509	2,202
Super Retail - 0.0%
David's Bridal, Inc. (e)	16,536	0
David's Bridal, Inc. rights (e)(i)	4,171	0

TOTAL SUPER RETAIL		0

Utilities - 0.3%
TexGen Power LLC (e)	524,336	17,854
TOTAL COMMON STOCKS
(Cost $295,902)		94,217

Nonconvertible Preferred Stocks - 0.1%
Diversified Financial Services - 0.1%
ACNR Holdings, Inc. (e)
(Cost $8,235)	65,882	8,235
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.1%
Banks & Thrifts - 0.1%
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.5451% (a)(b)(k)	3,380	3,154
3 month U.S. LIBOR + 3.470% 3.6844% (a)(b)(k)	3,365	3,172
TOTAL PREFERRED SECURITIES
(Cost $6,194)		6,326
	Shares	Value (000s)

Money Market Funds - 6.6%
Fidelity Cash Central Fund 0.10% (l)
(Cost $431,893)	431,830,680	431,917
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $7,255,113)		6,749,464
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(163,196)
NET ASSETS - 100%		$6,586,268

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Level 3 security

 (f) Non-income producing - Security is in default.

 (g) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $20,100,485 and $20,364,478, respectively.

 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $276,881,000 or 4.2% of net assets.

 (i) Non-income producing

 (j) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,152,000 or 0.1% of net assets.

 (k) Security is perpetual in nature with no stated maturity date.

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
California Resources Corp.	10/27/20	$7,963

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$4,123
Total	$4,123

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $544,981. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $2,721,710 and $2,834,830, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$4,095	$1,404	$--	$2,691
Consumer Discretionary	--	--	--	--
Energy	60,273	31,335	9,152	19,786
Financials	9,031	--	--	9,031
Industrials	11,199	--	--	11,199
Utilities	17,854	--	--	17,854
Bank Loan Obligations	5,894,540	--	5,823,511	71,029
Corporate Bonds	314,229	--	314,229	--
Preferred Securities	6,326	--	6,326	--
Money Market Funds	431,917	431,917	--	--
Total Investments in Securities:	$6,749,464	$464,656	$6,153,218	$131,590

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$4,175
Net Realized Gain (Loss) on Investment Securities	72
Net Unrealized Gain (Loss) on Investment Securities	(1,665)
Cost of Purchases	73,810
Proceeds of Sales	(1,305)
Amortization/Accretion	(952)
Transfers into Level 3	--
Transfers out of Level 3	(3,106)
Ending Balance	$71,029
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2020	$(1,681)
Other Investments in Securities
Beginning Balance	$58,516
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(48,671)
Cost of Purchases	50,716
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	55
Transfers out of Level 3	(55)
Ending Balance	$60,561
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2020	$(48,671)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.7%
Luxembourg	6.3%
France	1.4%
Canada	1.2%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,823,220)	$6,317,547
Fidelity Central Funds (cost $431,893)	431,917
Total Investment in Securities (cost $7,255,113)		$6,749,464
Cash		11,520
Receivable for investments sold		53,551
Receivable for fund shares sold		2,473
Interest receivable		32,704
Distributions receivable from Fidelity Central Funds		37
Prepaid expenses		13
Other receivables		276
Total assets		6,850,038
Liabilities
Payable for investments purchased	$242,372
Payable for fund shares redeemed	13,821
Distributions payable	3,262
Accrued management fee	3,055
Distribution and service plan fees payable	233
Other affiliated payables	712
Other payables and accrued expenses	315
Total liabilities		263,770
Net Assets		$6,586,268
Net Assets consist of:
Paid in capital		$7,921,931
Total accumulated earnings (loss)		(1,335,663)
Net Assets		$6,586,268
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($410,656 ÷ 45,723 shares)(a)		$8.98
Maximum offering price per share (100/97.25 of $8.98)		$9.23
Class M:
Net Asset Value and redemption price per share ($57,860 ÷ 6,451 shares)(a)		$8.97
Maximum offering price per share (100/97.25 of $8.97)		$9.22
Class C:
Net Asset Value and offering price per share ($156,443 ÷ 17,422 shares)(a)		$8.98
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($4,639,776 ÷ 517,267 shares)		$8.97
Class I:
Net Asset Value, offering price and redemption price per share ($681,014 ÷ 75,989 shares)		$8.96
Class Z:
Net Asset Value, offering price and redemption price per share ($640,519 ÷ 71,436 shares)		$8.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2020
Investment Income
Dividends		$6,340
Interest		388,078
Income from Fidelity Central Funds		4,123
Total income		398,541
Expenses
Management fee	$43,964
Transfer agent fees	8,507
Distribution and service plan fees	3,366
Accounting fees and expenses	1,489
Custodian fees and expenses	88
Independent trustees' fees and expenses	48
Registration fees	276
Audit	97
Legal	(30)
Interest	58
Miscellaneous	190
Total expenses before reductions	58,053
Expense reductions	(134)
Total expenses after reductions		57,919
Net investment income (loss)		340,622
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(391,334)
Fidelity Central Funds	111
Total net realized gain (loss)		(391,223)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(206,441)
Fidelity Central Funds	(55)
Total change in net unrealized appreciation (depreciation)		(206,496)
Net gain (loss)		(597,719)
Net increase (decrease) in net assets resulting from operations		$(257,097)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$340,622	$549,299
Net realized gain (loss)	(391,223)	(65,406)
Change in net unrealized appreciation (depreciation)	(206,496)	(206,279)
Net increase (decrease) in net assets resulting from operations	(257,097)	277,614
Distributions to shareholders	(347,649)	(554,339)
Share transactions - net increase (decrease)	(2,459,769)	(2,716,901)
Total increase (decrease) in net assets	(3,064,515)	(2,993,626)
Net Assets
Beginning of period	9,650,783	12,644,409
End of period	$6,586,268	$9,650,783

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.39	$9.61	$9.67	$9.60	$9.42
Income from Investment Operations
Net investment income (loss)A	.362	.461	.398	.360	.334
Net realized and unrealized gain (loss)	(.411)	(.216)	(.056)	.056	.211
Total from investment operations	(.049)	.245	.342	.416	.545
Distributions from net investment income	(.361)	(.465)	(.398)	(.346)	(.365)
Distributions from net realized gain	–	–	(.004)	–	–
Total distributions	(.361)	(.465)	(.402)	(.346)	(.365)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$8.98	$9.39	$9.61	$9.67	$9.60
Total ReturnC,D	(.45)%	2.63%	3.60%	4.40%	5.98%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	.98%	.99%	.99%
Expenses net of fee waivers, if any	.98%	.98%	.98%	.98%	.99%
Expenses net of all reductions	.98%	.98%	.98%	.98%	.98%
Net investment income (loss)	4.01%	4.86%	4.13%	3.72%	3.58%
Supplemental Data
Net assets, end of period (in millions)	$411	$546	$598	$585	$707
Portfolio turnover rateG	37%	22%	47%	68%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.38	$9.59	$9.65	$9.58	$9.40
Income from Investment Operations
Net investment income (loss)A	.361	.460	.396	.356	.324
Net realized and unrealized gain (loss)	(.411)	(.206)	(.055)	.057	.212
Total from investment operations	(.050)	.254	.341	.413	.536
Distributions from net investment income	(.360)	(.464)	(.397)	(.343)	(.356)
Distributions from net realized gain	–	–	(.004)	–	–
Total distributions	(.360)	(.464)	(.401)	(.343)	(.356)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$8.97	$9.38	$9.59	$9.65	$9.58
Total ReturnC,D	(.46)%	2.72%	3.59%	4.37%	5.89%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.00%	.99%	.99%	1.01%	1.08%
Expenses net of fee waivers, if any	1.00%	.99%	.99%	1.01%	1.08%
Expenses net of all reductions	.99%	.99%	.99%	1.01%	1.08%
Net investment income (loss)	4.00%	4.86%	4.11%	3.69%	3.48%
Supplemental Data
Net assets, end of period (in millions)	$58	$84	$102	$137	$171
Portfolio turnover rateG	37%	22%	47%	68%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.39	$9.61	$9.67	$9.59	$9.41
Income from Investment Operations
Net investment income (loss)A	.295	.392	.325	.286	.263
Net realized and unrealized gain (loss)	(.411)	(.218)	(.056)	.067	.212
Total from investment operations	(.116)	.174	.269	.353	.475
Distributions from net investment income	(.294)	(.394)	(.325)	(.273)	(.295)
Distributions from net realized gain	–	–	(.004)	–	–
Total distributions	(.294)	(.394)	(.329)	(.273)	(.295)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$8.98	$9.39	$9.61	$9.67	$9.59
Total ReturnC,D	(1.19)%	1.86%	2.83%	3.73%	5.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.74%	1.73%	1.73%	1.74%	1.74%
Expenses net of fee waivers, if any	1.74%	1.73%	1.73%	1.74%	1.74%
Expenses net of all reductions	1.74%	1.73%	1.73%	1.74%	1.74%
Net investment income (loss)	3.26%	4.11%	3.36%	2.96%	2.82%
Supplemental Data
Net assets, end of period (in millions)	$156	$261	$464	$523	$582
Portfolio turnover rateG	37%	22%	47%	68%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.38	$9.60	$9.65	$9.58	$9.40
Income from Investment Operations
Net investment income (loss)A	.391	.490	.426	.386	.359
Net realized and unrealized gain (loss)	(.413)	(.218)	(.046)	.057	.212
Total from investment operations	(.022)	.272	.380	.443	.571
Distributions from net investment income	(.388)	(.492)	(.426)	(.373)	(.391)
Distributions from net realized gain	–	–	(.004)	–	–
Total distributions	(.388)	(.492)	(.430)	(.373)	(.391)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$8.97	$9.38	$9.60	$9.65	$9.58
Total ReturnC	(.15)%	2.93%	4.01%	4.70%	6.28%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.68%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.68%	.68%	.68%	.69%	.71%
Expenses net of all reductions	.68%	.68%	.68%	.69%	.71%
Net investment income (loss)	4.32%	5.16%	4.44%	4.01%	3.86%
Supplemental Data
Net assets, end of period (in millions)	$4,640	$7,130	$9,221	$7,368	$6,131
Portfolio turnover rateF	37%	22%	47%	68%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.37	$9.59	$9.65	$9.58	$9.40
Income from Investment Operations
Net investment income (loss)A	.388	.486	.419	.380	.355
Net realized and unrealized gain (loss)	(.414)	(.218)	(.056)	.058	.211
Total from investment operations	(.026)	.268	.363	.438	.566
Distributions from net investment income	(.384)	(.488)	(.419)	(.368)	(.386)
Distributions from net realized gain	–	–	(.004)	–	–
Total distributions	(.384)	(.488)	(.423)	(.368)	(.386)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$8.96	$9.37	$9.59	$9.65	$9.58
Total ReturnC	(.20)%	2.88%	3.84%	4.64%	6.23%
Ratios to Average Net AssetsD,E
Expenses before reductions	.73%	.74%	.75%	.75%	.75%
Expenses net of fee waivers, if any	.72%	.74%	.75%	.75%	.75%
Expenses net of all reductions	.72%	.73%	.75%	.75%	.75%
Net investment income (loss)	4.27%	5.11%	4.36%	3.95%	3.81%
Supplemental Data
Net assets, end of period (in millions)	$681	$1,190	$2,243	$2,120	$1,748
Portfolio turnover rateF	37%	22%	47%	68%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.37	$9.59	$9.65
Income from Investment Operations
Net investment income (loss)B	.388	.484	.051
Net realized and unrealized gain (loss)	(.396)	(.207)	(.076)
Total from investment operations	(.008)	.277	(.025)
Distributions from net investment income	(.392)	(.497)	(.035)
Distributions from net realized gain	–	–	–
Total distributions	(.392)	(.497)	(.035)
Net asset value, end of period	$8.97	$9.37	$9.59
Total ReturnC,D	.01%	2.98%	(.26)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%	.63%	.62%G
Expenses net of fee waivers, if any	.63%	.62%	.62%G
Expenses net of all reductions	.63%	.62%	.62%G
Net investment income (loss)	4.37%	5.22%	7.64%G
Supplemental Data
Net assets, end of period (in millions)	$641	$439	$16
Portfolio turnover rateH	37%	22%	47%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Floating Rate High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$60,561	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	3.5 - 5.3 / 3.5	Increase
			Discount rate	45.0%	Decrease
		Recovery value	Recovery value	125.0%	Increase
		Market approach	Transaction price	$947.00	Increase
			Parity price	$3.34 - $29.16 / $19.56	Increase
			Broker quote	$10.00	Increase
Bank Loan Obligations	$71,029	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.3	Increase
		Recovery value	Recovery value	0.0% - 100.0% / 100.0%	Increase
		Market approach	Transaction price	$98.00 - $100.00 / $99.47	Increase
		Broker quoted	Bid price	$80.00 - $99.00 / $97.02	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $277 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$39,467
Gross unrealized depreciation	(531,194)
Net unrealized appreciation (depreciation)	$(491,727)
Tax Cost	$7,241,191

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(837,584)
Net unrealized appreciation (depreciation) on securities and other investments	$(491,727)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(67,757)
Long-term	(769,827)
Total capital loss carryforward	$(837,584)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$347,649	$ 554,339

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Floating Rate High Income Fund	2,835,071	5,111,364

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,155	$51
Class M	-%	.25%	170	1
Class C	.75%	.25%	2,041	147
			$3,366	$199

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$48
Class M	3
Class C(a)	28
$79

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$718.16
Class M	114.17
Class C	325.16
Fidelity Floating Rate High Income Fund	5,755.10
Class I	1,270.15
Class Z	325.05
	$8,507

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Floating Rate High Income Fund	.02

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Floating Rate High Income Fund	Borrower	$234,961.44%		$58

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Floating Rate High Income Fund	$20

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $103.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $20.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $11 for an operational error which is included in the accompanying Statement of Operations.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$18,802	$27,607
Class M	2,775	4,516
Class C	6,857	14,797
Fidelity Floating Rate High Income Fund	253,034	407,889
Class I	38,091	88,477
Class Z	28,090	11,053
Total	$347,649	$554,339

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	11,192	20,991	$100,989	$198,969
Reinvestment of distributions	1,924	2,721	17,324	25,731
Shares redeemed	(25,508)	(27,807)	(224,787)	(262,666)
Net increase (decrease)	(12,392)	(4,095)	$(106,474)	$(37,966)
Class M
Shares sold	595	1,522	$5,372	$14,379
Reinvestment of distributions	297	466	2,669	4,403
Shares redeemed	(3,433)	(3,588)	(30,430)	(33,885)
Net increase (decrease)	(2,541)	(1,600)	$(22,389)	$(15,103)
Class C
Shares sold	1,875	3,950	$16,901	$37,358
Reinvestment of distributions	677	1,392	6,092	13,143
Shares redeemed	(12,928)	(25,878)	(114,771)	(245,211)
Net increase (decrease)	(10,376)	(20,536)	$(91,778)	$(194,710)
Fidelity Floating Rate High Income Fund
Shares sold	173,133	232,457	$1,582,993	$2,199,487
Reinvestment of distributions	23,409	35,002	210,589	330,475
Shares redeemed	(439,618)	(468,053)	(3,849,409)	(4,418,640)
Net increase (decrease)	(243,076)	(200,594)	$(2,055,827)	$(1,888,678)
Class I
Shares sold	23,400	44,272	$210,368	$417,956
Reinvestment of distributions	3,314	6,450	29,775	60,825
Shares redeemed	(77,779)	(157,621)	(698,438)	(1,487,256)
Net increase (decrease)	(51,065)	(106,899)	$(458,295)	$(1,008,475)
Class Z
Shares sold	93,772	57,622	$867,188	$546,413
Reinvestment of distributions	1,751	767	15,517	7,244
Shares redeemed	(70,892)	(13,272)	(607,711)	(125,626)
Net increase (decrease)	24,631	45,117	$274,994	$428,031

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 11, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 305 funds. Ms. Doulton oversees 204 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Advisor Floating Rate High Income Fund
Class A	.98%
Actual		$1,000.00	$1,084.90	$5.14
Hypothetical-C		$1,000.00	$1,020.21	$4.98
Class M	.99%
Actual		$1,000.00	$1,084.90	$5.19
Hypothetical-C		$1,000.00	$1,020.16	$5.03
Class C	1.73%
Actual		$1,000.00	$1,080.80	$9.05
Hypothetical-C		$1,000.00	$1,016.44	$8.77
Fidelity Floating Rate High Income Fund	.67%
Actual		$1,000.00	$1,086.60	$3.51
Hypothetical-C		$1,000.00	$1,021.77	$3.40
Class I	.72%
Actual		$1,000.00	$1,086.50	$3.78
Hypothetical-C		$1,000.00	$1,021.52	$3.66
Class Z	.63%
Actual		$1,000.00	$1,086.90	$3.30
Hypothetical-C		$1,000.00	$1,021.97	$3.20

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.29% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $240,491,414 of distributions paid during the period January 1, 2020 to October 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	2,688,378,135.884	60.609
Against	712,980,851.159	16.074
Abstain	309,190,483.731	6.971
Broker Non-Vote	725,084,360.700	16.347
TOTAL	4,435,633,831.474	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

AFR-ANN-1220
1.750077.120

Fidelity Advisor® High Income Advantage Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(1.68)%	4.93%	5.96%
Class M (incl. 4.00% sales charge)	(1.67)%	4.93%	5.96%
Class C (incl. contingent deferred sales charge)	0.64%	4.99%	5.60%
Class I	2.69%	6.07%	6.66%
Class Z	2.79%	6.11%	6.68%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A on October 31, 2010, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,848	Fidelity Advisor® High Income Advantage Fund - Class A
$18,014	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 2.44% for the 12 months ending October 31, 2020, in what was a bumpy ride for high-yield bonds, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The historic rally cooled off in September, reflecting the inability of Congress to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, peak monetary policy, high-frequency indicators that suggest the U.S. economic recovery is stalling, and a second wave of COVID-19 cases. For the full 12 months, higher-rated bonds (+10%) fared best. The BB and B credit tiers rose 5% and 1%, respectively, while bonds rated CCC-C returned -4%. By industry, food & drug retail (+11%) and automotive & auto parts (+9%) led. In contrast, energy (-14%) fell along with the price of crude oil. Energy represented 12% of the index. Air transportation (-29%) and leisure (-13%) were held back by travel restrictions.

Comments from Co-Portfolio Managers Mark Notkin and Brian Chang:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 2% to 3%, roughly in line with the 2.44% advance of the benchmark, the ICE BofA® US High Yield Constrained Index. The primary contributor versus the benchmark the past 12 months was a non-benchmark position in equities (+12%), representing 20% of assets, on average. A much larger allocation to high-yield bonds – the fund's primary area of focus – edged the benchmark and also helped relative performance. Conversely, the fund's non-benchmark stake in floating-rate bank loans returned -14% and notably detracted. The past 12 months, we added exposure to high yield, ending the period with an allocation of roughly 70% of fund assets, up from 62% 12 months ago. We reduced floating-rate bank loans to about 5% of assets as of October 31. Technology was a particular area of strength for the fund, led by equity positions in publishing software company Adobe (+61%), software engineering and IT consulting services firm EPAM Systems (+76%) and software giant Microsoft (+43%). Our top individual contributor was an overweighting in Penn National Gaming (+149%). In contrast, it hurt to have exposure to a number of energy companies that struggled along with the price of crude oil. These included California Resources (-71%), EP Energy (-68%) and Sanchez Energy (-83%), the latter two of which were non-benchmark holdings. A position in the stock of Air Canada returned -69% and also detracted from our relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	3.2
Ally Financial, Inc.	2.6
Citigroup, Inc.	2.3
JPMorgan Chase & Co.	2.2
Bank of America Corp.	2.2
12.5

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Energy	11.8
Banks & Thrifts	10.6
Technology	8.5
Telecommunications	7.6
Cable/Satellite TV	7.1

Quality Diversification (% of fund's net assets)

As of October 31, 2020
BBB	7.5%
BB	27.7%
B	28.0%
CCC,CC,C	8.6%
Not Rated	2.5%
Equities	21.4%
Short-Term Investments and Net Other Assets	4.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2020*
Nonconvertible Bonds	61.2%
Common Stocks	21.4%
Bank Loan Obligations	4.5%
Other Investments	8.6%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

 * Foreign investments - 15.1%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Corporate Bonds - 61.2%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.0%
Energy - 0.0%
Mesquite Energy, Inc. 15% 7/31/23 (a)(b)	$590	$590
Nonconvertible Bonds - 61.2%
Aerospace - 3.0%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (c)	655	662
Bombardier, Inc.:
6.125% 1/15/23 (c)	1,450	1,251
7.5% 12/1/24 (c)	3,090	2,325
7.5% 3/15/25 (c)	3,555	2,586
7.875% 4/15/27 (c)	6,505	4,739
Kaiser Aluminum Corp. 4.625% 3/1/28 (c)	1,575	1,551
Moog, Inc. 4.25% 12/15/27 (c)	480	493
Rolls-Royce PLC 5.75% 10/15/27 (c)	1,440	1,458
Spirit Aerosystems, Inc. 7.5% 4/15/25 (c)	2,035	2,053
TransDigm UK Holdings PLC 6.875% 5/15/26	1,820	1,811
TransDigm, Inc.:
5.5% 11/15/27	11,110	10,846
6.25% 3/15/26 (c)	1,870	1,949
7.5% 3/15/27	6,780	7,000
Wolverine Escrow LLC:
8.5% 11/15/24 (c)	3,025	2,356
9% 11/15/26 (c)	3,215	2,452
		43,532
Air Transportation - 1.2%
Delta Air Lines, Inc. 7% 5/1/25 (c)	630	687
Delta Air Lines, Inc. / SkyMiles IP Ltd.:
4.5% 10/20/25 (c)	6,455	6,551
4.75% 10/20/28 (c)	5,330	5,450
Mileage Plus Holdings LLC 6.5% 6/20/27 (c)	2,375	2,473
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (c)	1,745	1,850
		17,011
Automotive & Auto Parts - 0.1%
Allison Transmission, Inc. 5.875% 6/1/29 (c)	1,265	1,381
Banks & Thrifts - 2.6%
Ally Financial, Inc.:
8% 11/1/31	3,105	4,238
8% 11/1/31	24,612	33,943
		38,181
Broadcasting - 1.0%
E.W. Scripps Co. 5.125% 5/15/25 (c)	820	782
Nexstar Broadcasting, Inc.:
4.75% 11/1/28 (c)	2,980	3,002
5.625% 7/15/27 (c)	3,555	3,706
Scripps Escrow, Inc. 5.875% 7/15/27 (c)	1,580	1,537
Sirius XM Radio, Inc.:
4.625% 7/15/24 (c)	2,590	2,671
5% 8/1/27 (c)	3,200	3,352
		15,050
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	355	371
HD Supply, Inc. 5.375% 10/15/26 (c)	2,975	3,112
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29 (c)	1,445	1,488
U.S. Concrete, Inc. 5.125% 3/1/29 (c)	1,120	1,140
		6,111
Cable/Satellite TV - 6.4%
Block Communications, Inc. 4.875% 3/1/28 (c)	1,090	1,117
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)	2,275	2,326
4.5% 5/1/32 (c)	16,470	17,005
4.75% 3/1/30 (c)	8,310	8,741
5% 2/1/28 (c)	740	779
5.125% 5/1/27 (c)	14,015	14,716
5.875% 5/1/27 (c)	2,645	2,760
CSC Holdings LLC:
5.375% 2/1/28 (c)	5,535	5,881
5.5% 4/15/27 (c)	6,640	6,989
5.75% 1/15/30 (c)	2,885	3,084
6.5% 2/1/29 (c)	3,900	4,327
7.5% 4/1/28 (c)	4,535	4,965
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	1,120	1,126
6.5% 9/15/28 (c)	2,990	3,080
Virgin Media Finance PLC 5% 7/15/30 (c)	3,115	3,099
Ziggo Bond Co. BV 5.125% 2/28/30 (c)	835	858
Ziggo BV:
4.875% 1/15/30 (c)	1,145	1,187
5.5% 1/15/27 (c)	11,084	11,500
		93,540
Capital Goods - 0.0%
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (c)	305	314
Chemicals - 3.6%
CF Industries Holdings, Inc.:
4.95% 6/1/43	8,970	10,752
5.15% 3/15/34	3,745	4,386
5.375% 3/15/44	4,210	5,168
Compass Minerals International, Inc. 6.75% 12/1/27 (c)	3,450	3,742
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 4.0004% 6/15/22 (c)(d)(e)	4,580	4,378
6.5% 5/15/26 (c)	9,920	9,176
6.875% 6/15/25 (c)	3,565	3,315
Ingevity Corp. 3.875% 11/1/28 (c)	1,515	1,538
Nouryon Holding BV 8% 10/1/26 (c)	900	947
OCI NV 5.25% 11/1/24 (c)	2,395	2,449
Olin Corp. 5% 2/1/30	1,555	1,567
The Chemours Co. LLC 5.375% 5/15/27	4,500	4,416
Valvoline, Inc. 4.25% 2/15/30 (c)	1,155	1,178
		53,012
Consumer Products - 0.1%
ANGI Homeservices, Inc. 3.875% 8/15/28 (c)	750	742
Containers - 0.8%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (c)(d)	1,580	1,606
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	4,280	4,441
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	1,210	1,287
Graham Packaging Co., Inc. 7.125% 8/15/28 (c)	825	862
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (c)	570	580
Trivium Packaging Finance BV:
5.5% 8/15/26 (c)	1,075	1,126
8.5% 8/15/27 (c)	1,785	1,910
		11,812
Diversified Financial Services - 2.1%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (c)	965	981
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27	4,145	4,289
6.25% 5/15/26	6,840	7,097
MSCI, Inc. 4% 11/15/29 (c)	900	939
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625% 11/1/26 (c)	510	517
Springleaf Finance Corp.:
5.375% 11/15/29	9,325	9,581
6.625% 1/15/28	1,185	1,296
6.875% 3/15/25	775	853
7.125% 3/15/26	4,710	5,223
		30,776
Diversified Media - 0.5%
Allen Media LLC 10.5% 2/15/28 (c)	1,585	1,537
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	5,660	5,786
		7,323
Energy - 8.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (c)	2,355	2,120
5.75% 1/15/28 (c)	1,705	1,517
Callon Petroleum Co. 6.375% 7/1/26	1,080	259
Centennial Resource Production LLC 8% 6/1/25 (c)	800	640
Cheniere Energy Partners LP 5.625% 10/1/26	2,120	2,173
Cheniere Energy, Inc. 4.625% 10/15/28 (c)	2,980	3,077
Chesapeake Energy Corp.:
4.875% 4/15/22 (f)	2,950	162
5.75% 3/15/23 (f)	1,890	95
7% 10/1/24 (f)	840	42
8% 1/15/25 (f)	480	24
8% 6/15/27 (f)	300	15
11.5% 1/1/25 (c)(f)	3,531	521
Citgo Holding, Inc. 9.25% 8/1/24 (c)	1,880	1,579
Citgo Petroleum Corp. 7% 6/15/25 (c)	3,035	2,815
Comstock Resources, Inc.:
7.5% 5/15/25 (c)	5,550	5,509
9.75% 8/15/26	4,981	5,247
9.75% 8/15/26	1,015	1,070
Continental Resources, Inc.:
3.8% 6/1/24	2,635	2,454
4.375% 1/15/28	665	598
4.5% 4/15/23	360	345
4.9% 6/1/44	1,660	1,378
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23	310	300
CVR Energy, Inc.:
5.25% 2/15/25 (c)	2,375	1,731
5.75% 2/15/28 (c)	3,170	2,164
DCP Midstream LLC 5.85% 5/21/43 (c)(d)	5,180	3,851
Diamond Offshore Drilling, Inc.:
4.875% 11/1/43 (f)	75	5
5.7% 10/15/39 (f)	390	26
Duke Energy Field Services 8.125% 8/16/30	130	148
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (c)	800	804
5.75% 1/30/28 (c)	805	835
6.625% 7/15/25 (c)	760	789
EnLink Midstream LLC 5.375% 6/1/29	650	556
EQT Corp. 3.9% 10/1/27	3,890	3,736
Hess Midstream Partners LP:
5.125% 6/15/28 (c)	1,570	1,562
5.625% 2/15/26 (c)	2,390	2,390
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (c)	1,572	1,454
5.75% 10/1/25 (c)	5,090	4,705
6.25% 11/1/28 (c)	310	284
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (c)	1,060	991
Indigo Natural Resources LLC 6.875% 2/15/26 (c)	2,120	2,083
Jonah Energy LLC 7.25% 10/15/25 (c)	4,335	141
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (c)	2,300	1,104
Laredo Petroleum, Inc. 10.125% 1/15/28	635	275
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (c)	1,855	1,762
MEG Energy Corp. 7.125% 2/1/27 (c)	1,580	1,422
Nabors Industries Ltd.:
7.25% 1/15/26 (c)	1,580	632
7.5% 1/15/28 (c)	1,360	517
New Fortress Energy LLC 6.75% 9/15/25 (c)	5,990	6,177
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25	5	3
Oasis Petroleum, Inc. 6.875% 3/15/22 (f)	857	169
Occidental Petroleum Corp.:
2.9% 8/15/24	1,820	1,515
3.2% 8/15/26	115	89
3.4% 4/15/26	150	117
4.4% 4/15/46	1,305	877
4.4% 8/15/49	3,295	2,208
4.625% 6/15/45	1,070	722
5.875% 9/1/25	1,500	1,320
6.2% 3/15/40	800	649
6.375% 9/1/28	1,500	1,313
6.45% 9/15/36	2,650	2,147
6.6% 3/15/46	2,125	1,759
6.625% 9/1/30	2,995	2,625
7.2% 3/15/29	545	480
7.5% 5/1/31	155	141
Pacific Drilling SA 12% 4/1/24 pay-in-kind (c)(d)(f)	226	2
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28 (c)	3,845	1,485
7.25% 6/15/25	2,125	889
9.25% 5/15/25 (c)	2,230	1,979
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	3,315	2,602
Sabine Pass Liquefaction LLC 4.5% 5/15/30 (c)	18	20
Sanchez Energy Corp. 7.25% 2/15/23 (b)(c)(f)	6,264	0
SESI LLC 7.75% 9/15/24	1,160	267
SM Energy Co.:
5.625% 6/1/25	2,230	876
6.625% 1/15/27	850	319
6.75% 9/15/26	845	325
Southwestern Energy Co.:
7.5% 4/1/26	6,670	6,789
7.75% 10/1/27	1,285	1,327
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	2,080	2,096
5.5% 2/15/26	1,770	1,773
6% 4/15/27	4,240	4,383
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 7.5% 10/1/25 (c)	1,120	1,131
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31 (c)	1,405	1,371
Teine Energy Ltd. 6.875% 9/30/22 (c)	4,916	4,891
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind (b)(f)	1,983	99
W&T Offshore, Inc. 9.75% 11/1/23 (c)	1,500	975
		121,817
Entertainment/Film - 0.0%
Livent, Inc. 9.375% 10/15/04 (b)(f)	11,100	0
Environmental - 0.8%
Covanta Holding Corp.:
5% 9/1/30	1,495	1,529
6% 1/1/27	3,440	3,583
Darling Ingredients, Inc. 5.25% 4/15/27 (c)	2,155	2,284
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (c)	4,733	4,721
		12,117
Food & Drug Retail - 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
4.625% 1/15/27 (c)	2,295	2,381
4.875% 2/15/30 (c)	4,650	4,939
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (c)	1,470	1,498
Tops Markets LLC 13% 11/19/24 pay-in-kind (b)(d)	898	871
		9,689
Food/Beverage/Tobacco - 2.8%
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (c)	855	858
Del Monte Foods, Inc. 11.875% 5/15/25 (c)	860	917
JBS Investments II GmbH:
5.75% 1/15/28 (c)	1,665	1,749
7% 1/15/26 (c)	1,795	1,918
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (c)	3,895	4,004
6.75% 2/15/28 (c)	4,025	4,427
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (c)	10,845	11,794
6.5% 4/15/29 (c)	4,655	5,225
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (c)	1,485	1,596
Performance Food Group, Inc. 5.5% 10/15/27 (c)	1,353	1,387
Pilgrim's Pride Corp.:
5.75% 3/15/25 (c)	625	640
5.875% 9/30/27 (c)	1,110	1,173
Post Holdings, Inc.:
4.625% 4/15/30 (c)	1,585	1,627
5.625% 1/15/28 (c)	2,640	2,785
TreeHouse Foods, Inc. 4% 9/1/28	500	501
United Natural Foods, Inc. 6.75% 10/15/28 (c)	1,055	1,068
		41,669
Gaming - 2.0%
Caesars Entertainment, Inc.:
6.25% 7/1/25 (c)	5,705	5,858
8.125% 7/1/27 (c)	7,605	7,937
Caesars Resort Collection LLC 5.75% 7/1/25 (c)	1,900	1,949
MCE Finance Ltd.:
5.375% 12/4/29 (c)	1,140	1,099
5.75% 7/21/28 (c)	750	748
MGM Mirage, Inc. 4.75% 10/15/28	1,470	1,437
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (c)	1,470	1,529
Scientific Games Corp.:
7% 5/15/28 (c)	1,185	1,177
7.25% 11/15/29 (c)	1,185	1,175
VICI Properties, Inc.:
4.25% 12/1/26 (c)	3,015	3,066
4.625% 12/1/29 (c)	1,720	1,787
Wynn Macau Ltd. 5.125% 12/15/29 (c)	2,345	2,170
		29,932
Healthcare - 3.8%
Akumin, Inc. 7% 11/1/25 (c)	755	746
AMN Healthcare 4.625% 10/1/27 (c)	375	383
Catalent Pharma Solutions 5% 7/15/27 (c)	595	620
Centene Corp.:
5.375% 6/1/26 (c)	4,620	4,861
5.375% 8/15/26 (c)	1,185	1,253
Charles River Laboratories International, Inc. 4.25% 5/1/28 (c)	485	507
Community Health Systems, Inc.:
6.625% 2/15/25 (c)	1,835	1,789
8% 3/15/26 (c)	11,505	11,551
8.125% 6/30/24 (c)	6,140	4,720
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	3,020	3,111
Encompass Health Corp.:
5.75% 11/1/24	915	915
5.75% 9/15/25	400	413
Hologic, Inc. 4.625% 2/1/28 (c)	645	674
IMS Health, Inc. 5% 10/15/26 (c)	1,125	1,166
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 5% 6/15/28 (c)	1,600	1,668
Providence Service Corp. 5.875% 11/15/25 (c)(g)	1,105	1,124
Radiology Partners, Inc. 9.25% 2/1/28 (c)	2,905	3,097
Tenet Healthcare Corp.:
5.125% 5/1/25	6,430	6,364
6.125% 10/1/28 (c)	2,235	2,171
6.25% 2/1/27 (c)	4,660	4,839
U.S. Renal Care, Inc. 10.625% 7/15/27 (c)	2,610	2,780
Vizient, Inc. 6.25% 5/15/27 (c)	450	476
		55,228
Homebuilders/Real Estate - 1.6%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (c)	1,080	1,027
DTZ U.S. Borrower LLC 6.75% 5/15/28 (c)	1,455	1,548
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	6,875	7,194
Realogy Group LLC/Realogy Co-Issuer Corp. 7.625% 6/15/25 (c)	4,605	4,864
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29 (c)	1,070	1,086
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (c)	696	756
5.75% 1/15/28 (c)	2,100	2,331
5.875% 6/15/27 (c)	1,490	1,646
TRI Pointe Homes, Inc. 5.7% 6/15/28	1,965	2,181
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (c)	675	684
		23,317
Hotels - 0.4%
Hilton Domestic Operating Co., Inc.:
4.875% 1/15/30	1,180	1,214
5.125% 5/1/26	4,570	4,627
		5,841
Insurance - 0.9%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (c)	5,150	5,137
8.125% 2/15/24 (c)	1,955	2,044
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (c)	1,470	1,459
6.75% 10/15/27 (c)	2,275	2,389
HUB International Ltd. 7% 5/1/26 (c)	1,750	1,794
MGIC Investment Corp. 5.25% 8/15/28	1,040	1,069
		13,892
Leisure - 1.3%
Carnival Corp.:
9.875% 8/1/27 (c)	2,250	2,339
11.5% 4/1/23 (c)	4,510	4,954
NCL Corp. Ltd. 12.25% 5/15/24 (c)	2,000	2,220
Royal Caribbean Cruises Ltd.:
10.875% 6/1/23 (c)	1,890	2,061
11.5% 6/1/25 (c)	2,750	3,135
SeaWorld Parks & Entertainment, Inc. 9.5% 8/1/25 (c)	1,220	1,281
Vail Resorts, Inc. 6.25% 5/15/25 (c)	850	893
Viking Cruises Ltd. 13% 5/15/25 (c)	1,265	1,433
Voc Escrow Ltd. 5% 2/15/28 (c)	1,625	1,406
		19,722
Metals/Mining - 1.3%
Alpha Natural Resources, Inc. 9.75% 4/15/18(b)(f)	1,770	0
Arconic Rolled Products Corp.:
6% 5/15/25 (c)	900	953
6.125% 2/15/28 (c)	1,090	1,148
Cleveland-Cliffs, Inc.:
5.75% 3/1/25	1,312	1,268
5.875% 6/1/27	3,215	3,126
First Quantum Minerals Ltd.:
6.5% 3/1/24 (c)	2,395	2,377
6.875% 3/1/26 (c)	2,020	2,008
7.25% 4/1/23 (c)	485	488
7.5% 4/1/25 (c)	4,135	4,136
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (c)	1,330	1,361
5.125% 3/15/23 (c)	1,920	2,004
		18,869
Paper - 0.2%
Cascades, Inc.:
5.125% 1/15/26 (c)	790	826
5.375% 1/15/28 (c)	790	824
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (c)	1,575	1,662
		3,312
Publishing/Printing - 0.2%
Clear Channel International BV 6.625% 8/1/25 (c)	2,185	2,218
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4% 10/15/30 (c)(g)	5,185	5,159
4.375% 1/15/28 (c)	1,490	1,509
5% 10/15/25 (c)	1,598	1,638
		8,306
Services - 1.3%
ASGN, Inc. 4.625% 5/15/28 (c)	1,350	1,388
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (c)	1,385	1,406
Fair Isaac Corp. 4% 6/15/28 (c)	1,530	1,582
Gartner, Inc. 3.75% 10/1/30 (c)	1,535	1,570
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	1,360	1,347
Hertz Corp.:
5.5% 10/15/24 (c)(f)	1,350	537
6% 1/15/28 (c)(f)	775	312
6.25% 10/15/22 (f)	1,050	415
7.125% 8/1/26 (c)(f)	1,430	565
IAA Spinco, Inc. 5.5% 6/15/27 (c)	755	794
Iron Mountain, Inc. 4.5% 2/15/31 (c)	2,975	2,962
Tempo Acquisition LLC 6.75% 6/1/25 (c)	1,380	1,400
The GEO Group, Inc.:
5.125% 4/1/23	1,365	1,099
5.875% 10/15/24	1,967	1,362
6% 4/15/26	1,360	884
Uber Technologies, Inc. 6.25% 1/15/28 (c)	1,225	1,242
United Rentals North America, Inc. 3.875% 11/15/27	795	824
		19,689
Steel - 0.1%
Infrabuild Australia Pty Ltd. 12% 10/1/24 (c)	1,550	1,535
Super Retail - 0.5%
Asbury Automotive Group, Inc.:
4.5% 3/1/28 (c)	492	501
4.75% 3/1/30 (c)	489	505
Burlington Coat Factory Warehouse Corp. 6.25% 4/15/25 (c)	450	472
EG Global Finance PLC 8.5% 10/30/25 (c)	2,295	2,348
L Brands, Inc.:
6.625% 10/1/30 (c)	760	798
6.75% 7/1/36	150	152
6.875% 11/1/35	680	690
7.5% 6/15/29	1,135	1,215
		6,681
Technology - 2.9%
Banff Merger Sub, Inc. 9.75% 9/1/26 (c)	1,310	1,377
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	1,545	1,564
Boxer Parent Co., Inc. 7.125% 10/2/25 (c)	760	815
Camelot Finance SA 4.5% 11/1/26 (c)	1,515	1,576
CDK Global, Inc. 5.25% 5/15/29 (c)	870	933
CDW LLC/CDW Finance Corp. 4.25% 4/1/28	2,070	2,141
Entegris, Inc. 4.625% 2/10/26 (c)	2,080	2,137
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25% 12/1/27 (c)	1,495	1,566
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (c)	1,320	1,379
Match Group Holdings II LLC:
5% 12/15/27 (c)	1,485	1,545
5.625% 2/15/29 (c)	1,565	1,686
NCR Corp.:
5% 10/1/28 (c)	750	743
5.25% 10/1/30 (c)	750	743
8.125% 4/15/25 (c)	645	710
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	815	921
ON Semiconductor Corp. 3.875% 9/1/28 (c)	1,500	1,526
Open Text Corp. 3.875% 2/15/28 (c)	790	802
Open Text Holdings, Inc. 4.125% 2/15/30 (c)	790	820
Parametric Technology Corp.:
3.625% 2/15/25 (c)	925	942
4% 2/15/28 (c)	915	946
TTM Technologies, Inc. 5.625% 10/1/25 (c)	640	658
Uber Technologies, Inc.:
7.5% 9/15/27 (c)	4,885	5,106
8% 11/1/26 (c)	7,110	7,492
Unisys Corp. 6.875% 11/1/27 (c)	830	859
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.5% 2/1/23 (c)	980	975
7.5% 9/1/25 (c)	1,875	1,901
		41,863
Telecommunications - 5.5%
Altice Financing SA 5% 1/15/28 (c)	1,580	1,533
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (c)	7,020	7,392
7.5% 10/15/26 (c)	1,620	1,706
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	735	729
5.625% 9/15/28 (c)	580	586
Frontier Communications Corp.:
5.875% 10/15/27 (c)	1,375	1,401
8.5% 4/1/26 (c)	6,160	6,199
GTT Communications, Inc. 7.875% 12/31/24 (c)	150	75
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (f)	7,385	4,329
8% 2/15/24 (c)	4,060	4,121
8.5% 10/15/24 (c)(f)	3,665	2,264
9.75% 7/15/25 (c)(f)	1,270	794
LCPR Senior Secured Financing DAC 6.75% 10/15/27 (c)	1,615	1,716
Millicom International Cellular SA 4.5% 4/27/31 (c)	235	239
NGL Energy Partners LP/NGL Energy Finance Corp. 7.5% 4/15/26	515	265
Sable International Finance Ltd. 5.75% 9/7/27 (c)	4,030	4,272
SBA Communications Corp. 3.875% 2/15/27 (c)	2,375	2,414
SFR Group SA:
5.5% 1/15/28 (c)	3,370	3,414
8.125% 2/1/27 (c)	3,925	4,268
Sprint Capital Corp.:
6.875% 11/15/28	7,335	9,270
8.75% 3/15/32	8,870	13,272
Sprint Corp. 7.625% 3/1/26	490	596
Uniti Group, Inc. 7.875% 2/15/25 (c)	2,455	2,602
Windstream Escrow LLC 7.75% 8/15/28 (c)	4,280	4,136
Zayo Group Holdings, Inc. 4% 3/1/27 (c)	2,375	2,331
		79,924
Utilities - 4.2%
Clearway Energy Operating LLC:
4.75% 3/15/28 (c)	970	1,020
5.75% 10/15/25	2,135	2,236
NextEra Energy Partners LP 4.25% 9/15/24 (c)	740	775
NRG Energy, Inc.:
5.25% 6/15/29 (c)	1,615	1,750
5.75% 1/15/28	2,590	2,786
Pacific Gas & Electric Co.:
3.45% 7/1/25	400	417
3.75% 7/1/28	400	411
3.75% 8/15/42	640	598
3.95% 12/1/47	3,240	3,052
4% 12/1/46	3,350	3,169
4.55% 7/1/30	6,685	7,174
4.95% 7/1/50	13,640	14,344
PG&E Corp.:
5% 7/1/28	3,040	3,048
5.25% 7/1/30	1,150	1,150
Pike Corp. 5.5% 9/1/28 (c)	1,180	1,207
TerraForm Global, Inc. 6.125% 3/1/26 (c)	3,110	3,141
TerraForm Power Operating LLC:
4.25% 1/31/23 (c)	965	982
4.75% 1/15/30 (c)	1,600	1,717
5% 1/31/28 (c)	1,175	1,290
The AES Corp. 4.5% 3/15/23	2,339	2,351
Vistra Operations Co. LLC:
5% 7/31/27 (c)	3,565	3,725
5.5% 9/1/26 (c)	522	540
5.625% 2/15/27 (c)	4,435	4,623
		61,506

TOTAL NONCONVERTIBLE BONDS		895,912

TOTAL CORPORATE BONDS
(Cost $900,695)		896,502
	Shares	Value (000s)

Common Stocks - 21.4%
Air Transportation - 0.2%
Air Canada (h)	232,500	2,571
Automotive & Auto Parts - 0.2%
Allison Transmission Holdings, Inc.	59,200	2,140
Motors Liquidation Co. GUC Trust (h)	39,832	55
UC Holdings, Inc. (b)(h)	29,835	367

TOTAL AUTOMOTIVE & AUTO PARTS		2,562

Banks & Thrifts - 0.0%
WMI Holdings Corp. (h)	1,504	32
Broadcasting - 0.3%
Nexstar Broadcasting Group, Inc. Class A	53,000	4,367
Building Materials - 0.3%
Carrier Global Corp.	152,600	5,095
Cable/Satellite TV - 0.3%
Altice U.S.A., Inc. Class A (h)	179,700	4,843
Capital Goods - 1.3%
Fortive Corp.	56,400	3,474
Thermo Fisher Scientific, Inc.	18,400	8,705
Zebra Technologies Corp. Class A (h)	26,800	7,602

TOTAL CAPITAL GOODS		19,781

Chemicals - 0.4%
CF Industries Holdings, Inc.	95,800	2,645
The Chemours Co. LLC	147,000	2,961

TOTAL CHEMICALS		5,606

Consumer Products - 0.4%
Tempur Sealy International, Inc. (h)	69,364	6,173
Containers - 0.4%
Berry Global Group, Inc. (h)	53,200	2,481
WestRock Co.	105,100	3,947

TOTAL CONTAINERS		6,428

Diversified Financial Services - 0.7%
MasterCard, Inc. Class A	19,700	5,686
OneMain Holdings, Inc.	126,400	4,410

TOTAL DIVERSIFIED FINANCIAL SERVICES		10,096

Energy - 1.6%
California Resources Corp. (h)(i)	606,446	8,126
California Resources Corp. (a)	270,385	3,261
California Resources Corp. warrants 10/27/24 (h)	8,300	0
Denbury, Inc. (h)	446,213	7,403
Denbury, Inc. warrants 9/18/25 (h)	66,890	0
EP Energy Corp. (b)	147,125	2,932
Forbes Energy Services Ltd. (h)	65,062	6
Sanchez Energy Corp. (b)	31,888	821
Tidewater, Inc.:
warrants 11/14/42 (h)	36,326	236
warrants 11/14/42 (h)	12,651	82
Tribune Resources, Inc. (b)(h)	175,172	557
Tribune Resources, Inc. warrants 3/30/23 (b)(h)	49,910	25
Ultra Petroleum Corp. warrants 7/14/25 (h)	39,270	0

TOTAL ENERGY		23,449

Entertainment/Film - 0.5%
New Cotai LLC/New Cotai Capital Corp. (a)(b)	1,458,194	7,224
Environmental - 0.4%
Darling Ingredients, Inc. (h)	133,200	5,728
Food & Drug Retail - 0.4%
Southeastern Grocers, Inc. (b)(h)	57,894	4,227
Tops Markets Corp. (b)(h)	4,395	1,545

TOTAL FOOD & DRUG RETAIL		5,772

Food/Beverage/Tobacco - 0.4%
JBS SA	1,939,300	6,574
Gaming - 2.2%
Boyd Gaming Corp.	177,200	5,621
Caesars Entertainment, Inc. (h)	273,600	12,263
MGM Mirage, Inc.	86,400	1,777
Penn National Gaming, Inc. (h)	230,800	12,459
Studio City International Holdings Ltd. ADR (h)	35,600	541

TOTAL GAMING		32,661

Healthcare - 1.7%
Bristol-Myers Squibb Co.	43,000	2,513
Charles River Laboratories International, Inc. (h)	17,700	4,030
HCA Holdings, Inc.	24,300	3,012
Humana, Inc.	10,700	4,272
IQVIA Holdings, Inc. (h)	22,900	3,526
Regeneron Pharmaceuticals, Inc. (h)	4,900	2,663
UnitedHealth Group, Inc.	14,300	4,364

TOTAL HEALTHCARE		24,380

Homebuilders/Real Estate - 0.2%
Arthur J. Gallagher & Co.	30,000	3,111
Metals/Mining - 0.2%
First Quantum Minerals Ltd.	203,300	2,336
Warrior Metropolitan Coal, Inc.	692	10

TOTAL METALS/MINING		2,346

Services - 0.8%
ASGN, Inc. (h)	25,300	1,687
HD Supply Holdings, Inc. (h)	48,300	1,925
United Rentals, Inc. (h)	15,200	2,710
Visa, Inc. Class A	30,100	5,469

TOTAL SERVICES		11,791

Super Retail - 0.6%
Amazon.com, Inc. (h)	1,200	3,643
Arena Brands Holding Corp. Class B (a)(b)(h)	42,253	117
Lowe's Companies, Inc.	29,000	4,585

TOTAL SUPER RETAIL		8,345

Technology - 5.4%
Adobe, Inc. (h)	20,300	9,076
Alphabet, Inc. Class A (h)	5,800	9,373
CDW Corp.	21,500	2,636
EPAM Systems, Inc. (h)	24,600	7,600
Facebook, Inc. Class A (h)	31,794	8,365
Global Payments, Inc.	35,800	5,647
GoDaddy, Inc. (h)	38,800	2,745
Lam Research Corp.	18,500	6,328
Microchip Technology, Inc.	39,300	4,130
Microsoft Corp.	44,300	8,969
ON Semiconductor Corp. (h)	151,400	3,799
PayPal Holdings, Inc. (h)	31,600	5,882
Snowflake Computing, Inc.	100	25
SS&C Technologies Holdings, Inc.	66,500	3,938
Vontier Corp. (h)	22,560	648

TOTAL TECHNOLOGY		79,161

Telecommunications - 1.3%
Alibaba Group Holding Ltd. sponsored ADR (h)	15,000	4,570
Palo Alto Networks, Inc. (h)	16,500	3,650
T-Mobile U.S., Inc.	68,500	7,506
Tencent Holdings Ltd. sponsored ADR	40,100	3,061

TOTAL TELECOMMUNICATIONS		18,787

Transportation Ex Air/Rail - 0.2%
XPO Logistics, Inc. (h)	27,500	2,475
Utilities - 1.0%
NRG Energy, Inc.	137,000	4,332
PG&E Corp. (h)	495,879	4,741
Vistra Corp.	304,444	5,288

TOTAL UTILITIES		14,361

TOTAL COMMON STOCKS
(Cost $290,420)		313,719
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 4.5%
Air Transportation - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7204% 4/8/26 (d)(e)(j)	200	178
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7204% 4/4/26 (d)(e)(j)	108	96
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (d)(e)(j)	465	463

TOTAL AIR TRANSPORTATION		737

Banks & Thrifts - 0.0%
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8978% 2/27/26 (d)(e)(j)	94	93
Building Materials - 0.0%
ACProducts, Inc. 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 8/13/25 (d)(e)(j)	647	652
Cable/Satellite TV - 0.4%
LCPR Loan Financing LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1484% 10/22/26 (d)(e)(j)	305	305
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (d)(e)(j)	5,530	5,408

TOTAL CABLE/SATELLITE TV		5,713

Diversified Financial Services - 0.1%
New Cotai LLC 1LN, term loan 3 month U.S. LIBOR + 12.000% 14% 9/9/25 (b)(d)(e)(j)	385	385
RPI Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8978% 2/11/27 (d)(e)(j)	697	693

TOTAL DIVERSIFIED FINANCIAL SERVICES		1,078

Diversified Media - 0.1%
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.7204% 2/10/27 (d)(e)(j)	1,184	1,143
Energy - 1.3%
California Resources Corp. 2LN, term loan 3 month U.S. LIBOR + 9.000% 10% 10/27/25 (b)(d)(e)(j)	2,518	2,518
Chesapeake Energy Corp. term loan 3 month U.S. LIBOR + 8.000% 9% 6/9/24 (d)(e)(f)(j)	12,835	8,936
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (d)(e)(j)	218	200
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 3/28/24 (d)(e)(j)	3,700	3,444
EG America LLC 2LN, term loan 3 month U.S. LIBOR + 8.000% 9% 3/23/26 (d)(e)(j)	810	773
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.26% 3/1/26 (d)(e)(j)	2,544	1,763
Forbes Energy Services LLC Tranche B, term loan 18% 4/13/21 (b)(d)(j)	690	695
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 0% 3/1/24 (e)(f)(j)	5,790	36
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.75% 11/14/25 (d)(e)(j)	339	324
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% 12/31/49 (b)(e)(f)(j)	1,671	0
term loan 3 month U.S. LIBOR + 0.000% 0% 12/31/49 (b)(e)(f)(j)	721	0

TOTAL ENERGY		18,689

Food & Drug Retail - 0.1%
Tops Markets LLC 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 11/19/23 (b)(d)(e)(j)	1,419	1,447
Healthcare - 0.7%
Milano Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (d)(e)(j)	830	815
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1875% 6/13/26 (d)(e)(j)	9,702	9,311

TOTAL HEALTHCARE		10,126

Insurance - 0.1%
Alliant Holdings Intermediate LLC Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3993% 5/9/25 (d)(e)(j)	1,664	1,608
Services - 0.3%
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (d)(e)(j)	2,615	2,314
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/21/25 (d)(e)(j)	777	705
Maverick Purchaser Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6478% 1/23/27 (d)(e)(j)	309	296
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (d)(e)(j)	1,146	1,123

TOTAL SERVICES		4,438

Super Retail - 0.1%
Academy Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 7/2/22 (d)(e)(j)	2,263	2,254
Technology - 0.2%
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1478% 10/31/26 (d)(e)(j)	164	159
CPI Holdco LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3978% 11/4/26 (d)(e)(j)	85	83
Ultimate Software Group, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 5/3/26 (d)(e)(j)	1,520	1,510
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (d)(e)(j)	320	325
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3978% 2/28/27 (d)(e)(j)	323	315
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.8993% 10/11/26 (d)(e)(j)	473	444
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8993% 10/11/25 (d)(e)(j)	332	319

TOTAL TECHNOLOGY		3,155

Telecommunications - 0.8%
Frontier Communications Corp. 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 10/1/27 (d)(e)(j)	210	208
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.97% 5/31/25 (d)(e)(j)	3,568	3,036
Intelsat Jackson Holdings SA Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.05% 7/13/22 (d)(e)(j)(k)	1,007	1,022
Radiate Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/10/26 (d)(e)(j)	750	736
Securus Technologies Holdings Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (d)(e)(j)	955	795
SFR Group SA Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8359% 1/31/26 (d)(e)(j)	4,700	4,537
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1478% 3/9/27 (d)(e)(j)	1,209	1,163

TOTAL TELECOMMUNICATIONS		11,497

Utilities - 0.3%
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 6/23/25 (d)(e)(j)	3,791	3,743
TOTAL BANK LOAN OBLIGATIONS
(Cost $74,991)		66,373

Preferred Securities - 8.6%
Banks & Thrifts - 8.0%
Bank of America Corp.:
5.125% (d)(l)	12,000	12,539
5.875% (d)(l)	14,280	15,459
6.1% (d)(l)	2,590	2,879
Citigroup, Inc.:
4.7% (d)(l)	2,135	2,117
5% (d)(l)	13,000	13,142
5.35% (d)(l)	12,655	13,246
6.3% (d)(l)	4,585	4,893
Goldman Sachs Group, Inc.:
4.4% (d)(l)	1,120	1,085
4.95% (d)(l)	1,880	1,947
5.3% (d)(l)	15,000	16,351
JPMorgan Chase & Co.:
4% (d)(l)	4,755	4,515
4.6% (d)(l)	3,265	3,257
5% (d)(l)	24,800	25,110

TOTAL BANKS & THRIFTS		116,540

Energy - 0.6%
Energy Transfer Partners LP 7.125% (d)	10,000	8,503
TOTAL PREFERRED SECURITIES
(Cost $125,320)		125,043
	Shares	Value (000s)

Money Market Funds - 4.5%
Fidelity Cash Central Fund 0.10% (m)	63,512,314	63,525
Fidelity Securities Lending Cash Central Fund 0.11% (m)(n)	1,601,440	1,602
TOTAL MONEY MARKET FUNDS
(Cost $65,127)		65,127
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,456,553)		1,466,764
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(2,700)
NET ASSETS - 100%		$1,464,064

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,192,000 or 0.8% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $604,278,000 or 41.3% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Non-income producing - Security is in default.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Non-income producing

 (i) Security or a portion of the security is on loan at period end.

 (j) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (k) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $504,000 and $511,000, respectively.

 (l) Security is perpetual in nature with no stated maturity date.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (n) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$1,538
California Resources Corp.	10/27/20	$2,957
Mesquite Energy, Inc. 15% 7/31/23	7/10/20 - 10/15/20	$591
New Cotai LLC/New Cotai Capital Corp.	9/11/20	$7,224

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$893
Fidelity Securities Lending Cash Central Fund	2
Total	$895

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$44,739	$37,515	$--	$7,224
Consumer Discretionary	52,116	51,632	--	484
Consumer Staples	18,074	12,302	--	5,772
Energy	23,449	15,853	3,261	4,335
Financials	7,608	7,608	--	--
Health Care	33,085	33,085	--	--
Industrials	22,077	22,077	--	--
Information Technology	83,830	83,830	--	--
Materials	14,380	14,380	--	--
Utilities	14,361	14,361	--	--
Corporate Bonds	896,502	--	894,942	1,560
Bank Loan Obligations	66,373	--	61,328	5,045
Preferred Securities	125,043	--	125,043	--
Money Market Funds	65,127	65,127	--	--
Total Investments in Securities:	$1,466,764	$357,770	$1,084,574	$24,420

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$10,436
Net Realized Gain (Loss) on Investment Securities	(4,155)
Net Unrealized Gain (Loss) on Investment Securities	(9,405)
Cost of Purchases	26,468
Proceeds of Sales	(4,795)
Amortization/Accretion	(16)
Transfers into Level 3	5,887
Transfers out of Level 3	--
Ending Balance	$24,420
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2020	$(13,705)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.9%
Canada	3.1%
Luxembourg	2.4%
Multi-National	2.3%
Netherlands	1.9%
Cayman Islands	1.3%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $1,533) — See accompanying schedule: Unaffiliated issuers (cost $1,391,426)	$1,401,637
Fidelity Central Funds (cost $65,127)	65,127
Total Investment in Securities (cost $1,456,553)		$1,466,764
Cash		166
Receivable for investments sold		402
Receivable for fund shares sold		1,203
Dividends receivable		98
Interest receivable		16,860
Distributions receivable from Fidelity Central Funds		8
Prepaid expenses		3
Other receivables		22
Total assets		1,485,526
Liabilities
Payable for investments purchased
Regular delivery	$5,306
Delayed delivery	4,055
Payable for fund shares redeemed	8,861
Distributions payable	465
Accrued management fee	704
Distribution and service plan fees payable	214
Other affiliated payables	221
Other payables and accrued expenses	34
Collateral on securities loaned	1,602
Total liabilities		21,462
Net Assets		$1,464,064
Net Assets consist of:
Paid in capital		$1,451,005
Total accumulated earnings (loss)		13,059
Net Assets		$1,464,064
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($461,963 ÷ 42,183 shares)(a)		$10.95
Maximum offering price per share (100/96.00 of $10.95)		$11.41
Class M:
Net Asset Value and redemption price per share ($265,639 ÷ 24,119 shares)(a)		$11.01
Maximum offering price per share (100/96.00 of $11.01)		$11.47
Class C:
Net Asset Value and offering price per share ($67,585 ÷ 6,183 shares)(a)		$10.93
Class I:
Net Asset Value, offering price and redemption price per share ($510,187 ÷ 49,747 shares)		$10.26
Class Z:
Net Asset Value, offering price and redemption price per share ($158,690 ÷ 15,472 shares)		$10.26

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2020
Investment Income
Dividends		$8,683
Interest		66,772
Income from Fidelity Central Funds (including $2 from security lending)		895
Total income		76,350
Expenses
Management fee	$8,571
Transfer agent fees	2,167
Distribution and service plan fees	2,705
Accounting fees	525
Custodian fees and expenses	28
Independent trustees' fees and expenses	9
Registration fees	117
Audit	84
Legal	(55)
Miscellaneous	63
Total expenses before reductions	14,214
Expense reductions	(48)
Total expenses after reductions		14,166
Net investment income (loss)		62,184
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,164
Fidelity Central Funds	11
Foreign currency transactions	(28)
Total net realized gain (loss)		2,147
Change in net unrealized appreciation (depreciation) on investment securities		(42,450)
Net gain (loss)		(40,303)
Net increase (decrease) in net assets resulting from operations		$21,881

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$62,184	$85,768
Net realized gain (loss)	2,147	(12,433)
Change in net unrealized appreciation (depreciation)	(42,450)	52,177
Net increase (decrease) in net assets resulting from operations	21,881	125,512
Distributions to shareholders	(62,878)	(97,603)
Share transactions - net increase (decrease)	(176,714)	(181,460)
Total increase (decrease) in net assets	(217,711)	(153,551)
Net Assets
Beginning of period	1,681,775	1,835,326
End of period	$1,464,064	$1,681,775

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor High Income Advantage Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.12	$10.93	$11.41	$10.57	$10.43
Income from Investment Operations
Net investment income (loss)A	.422	.517	.606	.525	.501
Net realized and unrealized gain (loss)	(.169)	.260	(.543)	.796	.123
Total from investment operations	.253	.777	.063	1.321	.624
Distributions from net investment income	(.417)	(.587)	(.543)	(.482)	(.485)
Distributions from net realized gain	(.006)	–	–	–	–
Total distributions	(.423)	(.587)	(.543)	(.482)	(.485)
Redemption fees added to paid in capitalA	–	–	–B	.001	.001
Net asset value, end of period	$10.95	$11.12	$10.93	$11.41	$10.57
Total ReturnC,D	2.41%	7.41%	.50%	12.75%	6.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.00%	1.01%	.99%	1.02%	1.04%
Expenses net of fee waivers, if any	1.00%	1.00%	.99%	1.01%	1.03%
Expenses net of all reductions	1.00%	1.00%	.99%	1.01%	1.03%
Net investment income (loss)	3.91%	4.70%	5.35%	4.75%	4.94%
Supplemental Data
Net assets, end of period (in millions)	$462	$515	$467	$507	$593
Portfolio turnover rateG	48%	53%	45%	49%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.18	$10.99	$11.47	$10.63	$10.49
Income from Investment Operations
Net investment income (loss)A	.425	.521	.611	.529	.505
Net realized and unrealized gain (loss)	(.169)	.259	(.545)	.795	.123
Total from investment operations	.256	.780	.066	1.324	.628
Distributions from net investment income	(.420)	(.590)	(.546)	(.485)	(.489)
Distributions from net realized gain	(.006)	–	–	–	–
Total distributions	(.426)	(.590)	(.546)	(.485)	(.489)
Redemption fees added to paid in capitalA	–	–	–B	.001	.001
Net asset value, end of period	$11.01	$11.18	$10.99	$11.47	$10.63
Total ReturnC,D	2.43%	7.39%	.53%	12.71%	6.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.00%	1.00%	.98%	1.01%	1.03%
Expenses net of fee waivers, if any	1.00%	1.00%	.98%	1.01%	1.03%
Expenses net of all reductions	1.00%	1.00%	.98%	1.01%	1.03%
Net investment income (loss)	3.91%	4.71%	5.36%	4.76%	4.95%
Supplemental Data
Net assets, end of period (in millions)	$266	$329	$337	$382	$409
Portfolio turnover rateG	48%	53%	45%	49%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.10	$10.91	$11.39	$10.55	$10.41
Income from Investment Operations
Net investment income (loss)A	.339	.434	.520	.440	.424
Net realized and unrealized gain (loss)	(.169)	.258	(.543)	.796	.122
Total from investment operations	.170	.692	(.023)	1.236	.546
Distributions from net investment income	(.334)	(.502)	(.457)	(.397)	(.407)
Distributions from net realized gain	(.006)	–	–	–	–
Total distributions	(.340)	(.502)	(.457)	(.397)	(.407)
Redemption fees added to paid in capitalA	–	–	–B	.001	.001
Net asset value, end of period	$10.93	$11.10	$10.91	$11.39	$10.55
Total ReturnC,D	1.63%	6.60%	(.26)%	11.92%	5.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.77%	1.75%	1.78%	1.79%
Expenses net of fee waivers, if any	1.77%	1.77%	1.75%	1.77%	1.79%
Expenses net of all reductions	1.77%	1.76%	1.75%	1.77%	1.79%
Net investment income (loss)	3.14%	3.94%	4.59%	3.99%	4.18%
Supplemental Data
Net assets, end of period (in millions)	$68	$89	$130	$156	$163
Portfolio turnover rateG	48%	53%	45%	49%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.42	$10.25	$10.70	$9.91	$9.78
Income from Investment Operations
Net investment income (loss)A	.422	.512	.590	.517	.493
Net realized and unrealized gain (loss)	(.157)	.241	(.499)	.750	.113
Total from investment operations	.265	.753	.091	1.267	.606
Distributions from net investment income	(.419)	(.583)	(.541)	(.478)	(.477)
Distributions from net realized gain	(.006)	–	–	–	–
Total distributions	(.425)	(.583)	(.541)	(.478)	(.477)
Redemption fees added to paid in capitalA	–	–	–B	.001	.001
Net asset value, end of period	$10.26	$10.42	$10.25	$10.70	$9.91
Total ReturnC	2.69%	7.67%	.80%	13.06%	6.54%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.76%	.75%	.77%	.80%
Expenses net of fee waivers, if any	.75%	.76%	.75%	.77%	.80%
Expenses net of all reductions	.74%	.76%	.75%	.77%	.80%
Net investment income (loss)	4.17%	4.95%	5.57%	5.00%	5.17%
Supplemental Data
Net assets, end of period (in millions)	$510	$612	$883	$811	$755
Portfolio turnover rateF	48%	53%	45%	49%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.42	$10.25	$10.69
Income from Investment Operations
Net investment income (loss)B	.430	.516	.034
Net realized and unrealized gain (loss)	(.156)	.248	(.438)
Total from investment operations	.274	.764	(.404)
Distributions from net investment income	(.428)	(.594)	(.036)
Distributions from net realized gain	(.006)	–	–
Total distributions	(.434)	(.594)	(.036)
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$10.26	$10.42	$10.25
Total ReturnC,D	2.79%	7.79%	(3.78)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.65%	.65%	.63%G
Expenses net of fee waivers, if any	.65%	.65%	.63%G
Expenses net of all reductions	.65%	.65%	.63%G
Net investment income (loss)	4.26%	5.06%	5.46%G
Supplemental Data
Net assets, end of period (in millions)	$159	$137	$18
Portfolio turnover rateH	48%	53%	45%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 17,815	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.9 - 7.5 / 7.1	Increase
			Discount rate	15.0% - 20.0% / 18.5%	Decrease
			Discount for lack of marketability	10.0%	Decrease
		Market approach	Transaction Price	$0.50 - $3.18 / $3.07	Increase
			Parity price	$4.95 - $351.56 / $54.48	Increase
		Discounted cash flow	Discount rate	8.1%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	1.5%	Increase
		Book value	Book value multiple	4.5	Increase
Corporate Bonds	$ 1,560	Recovery value	Recovery value	0.0%	Increase
		Broker quoted	Bid price	$5.00 - $98.75 / $91.82	Increase
Bank Loan Obligations	$ 5,045	Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$100.00	Increase
			Broker quote	$100.75	Increase
		Broker quoted	Bid price	$102.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $17 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards, defaulted bonds, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$131,080
Gross unrealized depreciation	(117,098)
Net unrealized appreciation (depreciation)	$13,982
Tax Cost	$1,452,782

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,554
Capital loss carryforward	$(4,460)
Net unrealized appreciation (depreciation) on securities and other investments	$13,982

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,460)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$62,878	$ 97,603

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor High Income Advantage Fund	696,543	784,809

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,188	$33
Class M	-%	.25%	726	70
Class C	.75%	.25%	791	160
			$2,705	$263

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$52
Class M	7
Class C(a)	24
$83

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$723.15
Class M	429.15
Class C	135.17
Class I	799.15
Class Z	81.05
	$2,167

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor High Income Advantage Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor High Income Advantage Fund	$2

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor High Income Advantage Fund	$4

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor High Income Advantage Fund	$–(a)	$–	$–

 (a) Amount represents less than five hundred dollars.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $22.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $14 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$18,733	$25,832
Class M	11,508	17,699
Class C	2,533	5,011
Class I	23,181	45,442
Class Z	6,923	3,619
Total	$62,878	$97,603

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	6,963	13,284	$75,355	$146,759
Reinvestment of distributions	1,583	2,177	17,062	23,539
Shares redeemed	(12,629)	(11,934)	(134,266)	(131,037)
Net increase (decrease)	(4,083)	3,527	$(41,849)	$39,261
Class M
Shares sold	2,770	4,243	$30,096	$47,099
Reinvestment of distributions	989	1,522	10,715	16,525
Shares redeemed	(9,100)	(6,973)	(96,741)	(76,847)
Net increase (decrease)	(5,341)	(1,208)	$(55,930)	$(13,223)
Class C
Shares sold	1,437	2,682	$15,498	$29,440
Reinvestment of distributions	221	441	2,374	4,707
Shares redeemed	(3,471)	(6,999)	(36,164)	(76,889)
Net increase (decrease)	(1,813)	(3,876)	$(18,292)	$(42,742)
Class I
Shares sold	25,304	28,794	$249,366	$297,138
Reinvestment of distributions	2,052	4,006	20,719	40,475
Shares redeemed	(36,339)	(60,237)	(360,770)	(619,902)
Net increase (decrease)	(8,983)	(27,437)	$(90,685)	$(282,289)
Class Z
Shares sold	13,308	14,270	$138,534	$147,559
Reinvestment of distributions	506	221	5,088	2,271
Shares redeemed	(11,513)	(3,111)	(113,580)	(32,297)
Net increase (decrease)	2,301	11,380	$30,042	$117,533

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 11, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 305 funds. Ms. Doulton oversees 204 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Advisor High Income Advantage Fund
Class A	1.00%
Actual		$1,000.00	$1,129.00	$5.35
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class M	1.00%
Actual		$1,000.00	$1,128.30	$5.35
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class C	1.77%
Actual		$1,000.00	$1,123.80	$9.45
Hypothetical-C		$1,000.00	$1,016.24	$8.97
Class I	.75%
Actual		$1,000.00	$1,130.20	$4.02
Hypothetical-C		$1,000.00	$1,021.37	$3.81
Class Z	.65%
Actual		$1,000.00	$1,130.70	$3.48
Hypothetical-C		$1,000.00	$1,021.87	$3.30

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $39,110,197 of distributions paid during the period January 1, 2020 to October 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	366,222,128.327	40.142
Against	116,655,257.588	12.787
Abstain	44,899,721.622	4.921
Broker Non-Vote	384,546,221.190	42.150
TOTAL	912,323,328.726	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

HY-ANN-1220
1.538463.123

Fidelity Advisor® Value Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(11.63)%	2.31%	7.31%
Class M (incl. 3.50% sales charge)	(9.82)%	2.51%	7.28%
Class C (incl. contingent deferred sales charge)	(7.92)%	2.69%	7.10%
Class I	(5.95)%	3.84%	8.25%
Class Z	(5.84)%	3.93%	8.30%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A on October 31, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$20,250	Fidelity Advisor® Value Fund - Class A
$24,565	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 9.71% for the 12 months ending October 31, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The historic rally lasted until September 2, when the S&P 500 achieved an all-time high, before retreating through October 31. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery is stalling, a second wave of COVID-19 cases, and stretched valuations and crowded positioning in big tech. Growth stocks dominated value shares for the year. By sector, information technology (+34%) led. In contrast, energy (-46%) fell hard along with the price of crude oil.

Comments from Lead Manager Matt Friedman and Co-Managers John Mirshekari and Laurie Mundt:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) returned roughly -7% to -6%, roughly in line with the -6.94% result of the benchmark Russell Midcap® Value index. Stock selection and underweighting in real estate aided the fund’s return versus the benchmark. Strong picks in the consumer discretionary sector, primarily driven by the retailing industry, also boosted the fund’s relative performance, as did security selection and an underweighting in financials. Our non-benchmark stake in Darling Ingredients was the fund's top individual relative contributor, driven by a 121% gain. Other stocks that added value included the fund’s out-of-benchmark stake in Fedex (+73%) and an outsized position in L Brands (+94%). We reduced the fund’s positions in all three stocks by period end. Conversely, stock picks in the industrials sector, primarily within the capital goods industry, detracted from relative performance, as did weak stock selection in materials and information technology. Not owning Newmont, a benchmark component that gained 51%, also hurt on a relative basis, as did overweighting Vistra, which returned about -34%. A non-benchmark stake in Cenovus Energy (-61%) detracted as well. Notable changes in positioning by period end included a reduced allocation to the energy and consumer staples sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
The AES Corp.	1.5
AECOM	1.3
Vistra Corp.	1.2
Edison International	1.2
Sensata Technologies, Inc. PLC	1.2
Alexion Pharmaceuticals, Inc.	1.2
CubeSmart	1.1
CenterPoint Energy, Inc.	1.1
Nielsen Holdings PLC	1.1
Allison Transmission Holdings, Inc.	1.0
11.9

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Industrials	23.1
Financials	13.8
Materials	11.3
Consumer Discretionary	10.9
Health Care	8.9

Asset Allocation (% of fund's net assets)

As of October 31, 2020*
Stocks	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 15.4%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
COMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 0.5%
Liberty Global PLC Class C (a)	18,041	$336,645
Media - 2.0%
DISH Network Corp. Class A (a)	6,656	169,661
Interpublic Group of Companies, Inc.	29,956	541,904
Nexstar Broadcasting Group, Inc. Class A	5,038	415,131
Publicis Groupe SA	4,396	152,570
		1,279,266

TOTAL COMMUNICATION SERVICES		1,615,911

CONSUMER DISCRETIONARY - 10.9%
Auto Components - 1.0%
Adient PLC (a)	11,240	238,513
BorgWarner, Inc.	11,382	398,142
		636,655
Distributors - 0.6%
LKQ Corp. (a)	12,939	413,919
Diversified Consumer Services - 0.5%
Laureate Education, Inc. Class A (a)	25,350	329,550
Hotels, Restaurants & Leisure - 1.2%
Caesars Entertainment, Inc. (a)	13,317	596,868
Extended Stay America, Inc. unit	17,030	193,291
		790,159
Household Durables - 2.7%
D.R. Horton, Inc.	5,333	356,298
Mohawk Industries, Inc. (a)	4,577	472,301
Tempur Sealy International, Inc. (a)	3,127	278,303
Tupperware Brands Corp.	8,300	263,276
Whirlpool Corp.	2,186	404,323
		1,774,501
Internet & Direct Marketing Retail - 1.3%
eBay, Inc.	8,950	426,289
Expedia, Inc.	4,382	412,565
		838,854
Leisure Products - 0.6%
Mattel, Inc. (a)	29,418	405,086
Specialty Retail - 2.2%
American Eagle Outfitters, Inc.	14,860	203,731
L Brands, Inc.	9,976	319,332
Lithia Motors, Inc. Class A (sub. vtg.)	1,089	250,002
Lowe's Companies, Inc.	1,475	233,198
Michaels Companies, Inc. (a)(b)	28,701	232,765
Sally Beauty Holdings, Inc. (a)	27,800	232,686
		1,471,714
Textiles, Apparel & Luxury Goods - 0.8%
PVH Corp.	3,032	176,735
Tapestry, Inc.	16,240	361,015
		537,750

TOTAL CONSUMER DISCRETIONARY		7,198,188

CONSUMER STAPLES - 4.4%
Beverages - 0.3%
Cott Corp.	16,045	201,044
Food & Staples Retailing - 0.4%
U.S. Foods Holding Corp. (a)	14,036	293,352
Food Products - 1.8%
Darling Ingredients, Inc. (a)	10,602	455,886
Nomad Foods Ltd. (a)	14,276	346,193
Post Holdings, Inc. (a)	4,129	354,681
		1,156,760
Household Products - 1.1%
Energizer Holdings, Inc.	8,707	342,620
Spectrum Brands Holdings, Inc.	7,011	398,716
		741,336
Personal Products - 0.3%
Edgewell Personal Care Co. (a)	6,936	181,862
Tobacco - 0.5%
Altria Group, Inc.	9,100	328,328

TOTAL CONSUMER STAPLES		2,902,682

ENERGY - 4.4%
Energy Equipment & Services - 0.2%
Liberty Oilfield Services, Inc. Class A	4,600	30,728
TechnipFMC PLC	18,000	99,540
		130,268
Oil, Gas & Consumable Fuels - 4.2%
Cabot Oil & Gas Corp.	5,733	101,990
Cenovus Energy, Inc. (Canada)	71,785	234,919
Cheniere Energy, Inc. (a)	12,011	574,967
Devon Energy Corp.	4,510	40,274
Energy Transfer Equity LP	34,344	176,872
Hess Corp.	11,800	439,196
Marathon Petroleum Corp.	17,212	507,754
Occidental Petroleum Corp.	3,774	34,457
Occidental Petroleum Corp. warrants 8/3/27 (a)	471	1,163
Pioneer Natural Resources Co.	1,322	105,178
The Williams Companies, Inc.	24,370	467,660
Valero Energy Corp.	1,665	64,286
		2,748,716

TOTAL ENERGY		2,878,984

FINANCIALS - 13.8%
Banks - 2.6%
Bank of Kyoto Ltd.	3,738	165,087
First Citizens Bancshares, Inc.	512	236,902
M&T Bank Corp.	3,461	358,490
PacWest Bancorp	12,895	248,100
Signature Bank	4,440	358,486
Wells Fargo & Co.	7,060	151,437
Western Alliance Bancorp.	4,300	177,160
		1,695,662
Capital Markets - 1.7%
Ameriprise Financial, Inc.	3,193	513,530
Lazard Ltd. Class A	8,510	286,532
LPL Financial	4,094	327,233
		1,127,295
Consumer Finance - 3.7%
Ally Financial, Inc.	12,850	342,838
Capital One Financial Corp.	5,548	405,448
Discover Financial Services	8,509	553,170
Navient Corp.	18,383	147,248
OneMain Holdings, Inc.	14,605	509,568
SLM Corp.	55,270	507,931
		2,466,203
Diversified Financial Services - 0.9%
ECN Capital Corp.	48,476	192,114
Voya Financial, Inc.	7,750	371,458
		563,572
Insurance - 4.6%
Allstate Corp.	4,247	376,921
AMBAC Financial Group, Inc. (a)	19,801	243,156
American Financial Group, Inc.	2,770	207,584
American International Group, Inc.	9,077	285,835
Assurant, Inc.	3,287	408,804
Axis Capital Holdings Ltd.	4,124	176,054
eHealth, Inc. (a)	200	13,422
Fairfax Financial Holdings Ltd. (sub. vtg.)	792	208,204
Old Republic International Corp.	11,356	184,876
Principal Financial Group, Inc.	750	29,415
Reinsurance Group of America, Inc.	3,830	386,907
The Travelers Companies, Inc.	4,350	525,089
		3,046,267
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	4,900	195,265

TOTAL FINANCIALS		9,094,264

HEALTH CARE - 8.9%
Biotechnology - 1.3%
Alexion Pharmaceuticals, Inc. (a)	6,414	738,508
Ascendis Pharma A/S sponsored ADR (a)	451	73,671
		812,179
Health Care Equipment & Supplies - 1.0%
Dentsply Sirona, Inc.	700	33,033
Envista Holdings Corp. (a)	13,707	362,139
Hill-Rom Holdings, Inc.	743	67,665
Hologic, Inc. (a)	756	52,028
Teleflex, Inc.	249	79,239
Zimmer Biomet Holdings, Inc.	590	77,939
		672,043
Health Care Providers & Services - 3.7%
Cardinal Health, Inc.	3,000	137,370
Centene Corp. (a)	10,661	630,065
Cigna Corp.	3,681	614,617
Laboratory Corp. of America Holdings (a)	2,069	413,324
Molina Healthcare, Inc. (a)	100	18,647
Patterson Companies, Inc.	10,920	271,635
Premier, Inc.	9,300	304,389
Quest Diagnostics, Inc.	300	36,642
		2,426,689
Health Care Technology - 0.4%
Change Healthcare, Inc. (a)	19,672	278,359
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	1,608	164,161
Avantor, Inc. (a)	1,100	25,597
Bio-Rad Laboratories, Inc. Class A (a)	230	134,877
IQVIA Holdings, Inc. (a)	795	122,422
PerkinElmer, Inc.	414	53,634
QIAGEN NV (a)	600	28,464
Syneos Health, Inc. (a)	3,914	207,755
		736,910
Pharmaceuticals - 1.4%
Bayer AG	4,770	224,145
Horizon Therapeutics PLC (a)	721	54,025
Jazz Pharmaceuticals PLC (a)	3,149	453,771
Mylan NV (a)	14,131	205,465
		937,406

TOTAL HEALTH CARE		5,863,586

INDUSTRIALS - 23.1%
Aerospace & Defense - 1.4%
Curtiss-Wright Corp.	6,559	553,317
General Dynamics Corp.	1,340	175,982
Howmet Aerospace, Inc.	1,800	31,050
Huntington Ingalls Industries, Inc.	1,040	153,379
		913,728
Air Freight & Logistics - 1.3%
FedEx Corp.	1,843	478,203
XPO Logistics, Inc. (a)	4,505	405,450
		883,653
Airlines - 0.2%
JetBlue Airways Corp. (a)	10,532	126,068
Building Products - 0.8%
Jeld-Wen Holding, Inc. (a)	23,783	500,156
Commercial Services & Supplies - 1.5%
ABM Industries, Inc.	7,160	248,595
HNI Corp.	2,649	86,225
Knoll, Inc.	19,956	228,696
The Brink's Co.	9,579	410,269
		973,785
Construction & Engineering - 4.2%
AECOM (a)	18,948	849,628
Arcadis NV	18,644	434,275
Fluor Corp.	46,803	531,214
Granite Construction, Inc.	25,805	498,295
Willscot Mobile Mini Holdings (a)	24,701	458,945
		2,772,357
Electrical Equipment - 2.1%
Atkore International Group, Inc. (a)	8,151	168,644
Regal Beloit Corp.	2,815	277,700
Sensata Technologies, Inc. PLC (a)	17,921	783,327
Vertiv Holdings Co.	10,560	186,384
		1,416,055
Industrial Conglomerates - 0.2%
General Electric Co.	13,502	100,185
Machinery - 1.8%
Allison Transmission Holdings, Inc.	19,128	691,477
Colfax Corp. (a)	3,709	100,848
Stanley Black & Decker, Inc.	2,553	424,309
		1,216,634
Marine - 1.1%
A.P. Moller - Maersk A/S Series B	114	182,700
Kirby Corp. (a)	13,540	521,155
		703,855
Professional Services - 2.7%
ASGN, Inc. (a)	5,388	359,272
Intertrust NV (c)	15,091	233,757
Manpower, Inc.	6,917	469,457
Nielsen Holdings PLC	51,510	695,900
		1,758,386
Road & Rail - 1.8%
AMERCO	10	3,472
Knight-Swift Transportation Holdings, Inc. Class A	8,021	304,718
Ryder System, Inc.	10,688	526,491
TFI International, Inc. (Canada)	8,528	379,705
		1,214,386
Trading Companies & Distributors - 4.0%
AerCap Holdings NV (a)	6,478	160,849
Beacon Roofing Supply, Inc. (a)	12,852	394,556
BMC Stock Holdings, Inc. (a)	7,593	300,607
Fortress Transportation & Infrastructure Investors LLC	11,428	179,877
GMS, Inc. (a)	8,857	200,168
HD Supply Holdings, Inc. (a)	16,458	656,016
MRC Global, Inc. (a)	30,852	131,430
United Rentals, Inc. (a)	1,274	227,141
Univar, Inc. (a)	23,887	396,285
		2,646,929

TOTAL INDUSTRIALS		15,226,177

INFORMATION TECHNOLOGY - 5.5%
Communications Equipment - 0.8%
Extreme Networks, Inc. (a)	9,124	37,043
F5 Networks, Inc. (a)	2,135	283,827
ViaSat, Inc. (a)	5,670	192,213
		513,083
Electronic Equipment & Components - 1.3%
Flextronics International Ltd. (a)	47,500	672,125
Insight Enterprises, Inc. (a)	3,500	186,725
		858,850
IT Services - 1.8%
DXC Technology Co.	13,316	245,281
Econocom Group SA (a)	66,989	147,299
Science Applications International Corp.	4,480	342,138
Unisys Corp. (a)	33,748	443,449
		1,178,167
Semiconductors & Semiconductor Equipment - 0.8%
NXP Semiconductors NV	1,244	168,089
ON Semiconductor Corp. (a)	14,158	355,224
		523,313
Software - 0.8%
Micro Focus International PLC	44,930	126,076
SS&C Technologies Holdings, Inc.	7,363	436,037
		562,113

TOTAL INFORMATION TECHNOLOGY		3,635,526

MATERIALS - 11.3%
Chemicals - 5.8%
Axalta Coating Systems Ltd. (a)	17,417	437,341
Celanese Corp. Class A	1,786	202,729
DuPont de Nemours, Inc.	9,668	549,916
Eastman Chemical Co.	3,291	266,044
Element Solutions, Inc. (a)	29,900	350,428
FMC Corp.	1,533	157,500
Huntsman Corp.	4,091	99,370
Olin Corp.	22,569	373,517
The Chemours Co. LLC	15,783	317,870
Tronox Holdings PLC	40,100	391,777
W.R. Grace & Co.	9,707	422,157
Westlake Chemical Corp.	3,572	241,539
		3,810,188
Construction Materials - 1.5%
Eagle Materials, Inc.	3,972	338,613
Grupo Cementos de Chihuahua S.A.B. de CV	33,400	168,185
Martin Marietta Materials, Inc.	773	205,889
Summit Materials, Inc. (a)	15,665	277,114
		989,801
Containers & Packaging - 2.8%
Avery Dennison Corp.	964	133,408
Berry Global Group, Inc. (a)	11,168	520,764
Crown Holdings, Inc. (a)	6,054	519,433
O-I Glass, Inc.	31,613	298,111
WestRock Co.	10,649	399,870
		1,871,586
Metals & Mining - 1.2%
ArcelorMittal SA Class A unit (a)	17,000	231,200
Barrick Gold Corp.	2,835	75,780
Constellium NV (a)	30,983	272,960
First Quantum Minerals Ltd.	9,684	111,283
Steel Dynamics, Inc.	3,187	100,327
		791,550

TOTAL MATERIALS		7,463,125

REAL ESTATE - 7.5%
Equity Real Estate Investment Trusts (REITs) - 6.1%
Alexandria Real Estate Equities, Inc.	2,787	422,286
American Tower Corp.	998	229,191
CubeSmart	21,764	738,453
Douglas Emmett, Inc.	13,987	330,093
Equinix, Inc.	667	487,737
Equity Lifestyle Properties, Inc.	4,968	294,056
Four Corners Property Trust, Inc.	10,762	272,709
Iron Mountain, Inc.	8,615	224,507
Kilroy Realty Corp.	2,500	117,700
Mid-America Apartment Communities, Inc.	1,820	212,267
RLJ Lodging Trust	32,259	263,879
VICI Properties, Inc.	20,222	464,095
		4,056,973
Real Estate Management & Development - 1.4%
CBRE Group, Inc. (a)	8,872	447,149
Cushman & Wakefield PLC (a)	39,600	464,112
		911,261

TOTAL REAL ESTATE		4,968,234

UTILITIES - 7.1%
Electric Utilities - 3.3%
Edison International	14,190	795,208
Exelon Corp.	8,982	358,292
FirstEnergy Corp.	18,480	549,226
PG&E Corp. (a)	49,270	471,021
		2,173,747
Independent Power and Renewable Electricity Producers - 2.7%
The AES Corp.	48,997	955,432
Vistra Corp.	46,131	801,295
		1,756,727
Multi-Utilities - 1.1%
CenterPoint Energy, Inc.	34,472	728,393

TOTAL UTILITIES		4,658,867

TOTAL COMMON STOCKS
(Cost $59,717,767)		65,505,544
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.09% to 0.1% 11/19/20 to 12/31/20
(Cost $59,996)	60,000	59,997
	Shares	Value

Money Market Funds - 0.7%
Fidelity Cash Central Fund 0.10% (d)	322,971	$323,035
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	149,956	149,971
TOTAL MONEY MARKET FUNDS
(Cost $472,970)		473,006
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $60,250,733)		66,038,547
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(129,467)
NET ASSETS - 100%		$65,909,080

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $233,757 or 0.4% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,284
Fidelity Securities Lending Cash Central Fund	10,448
Total	$15,732

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,615,911	$1,615,911	$--	$--
Consumer Discretionary	7,198,188	7,198,188	--	--
Consumer Staples	2,902,682	2,902,682	--	--
Energy	2,878,984	2,878,984	--	--
Financials	9,094,264	8,929,177	165,087	--
Health Care	5,863,586	5,639,441	224,145	--
Industrials	15,226,177	15,043,477	182,700	--
Information Technology	3,635,526	3,509,450	126,076	--
Materials	7,463,125	7,463,125	--	--
Real Estate	4,968,234	4,968,234	--	--
Utilities	4,658,867	4,658,867	--	--
U.S. Government and Government Agency Obligations	59,997	--	59,997	--
Money Market Funds	473,006	473,006	--	--
Total Investments in Securities:	$66,038,547	$65,280,542	$758,005	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.6%
United Kingdom	4.5%
Canada	2.1%
Netherlands	1.9%
Bermuda	1.7%
Ireland	1.2%
Singapore	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $138,681) — See accompanying schedule: Unaffiliated issuers (cost $59,777,763)	$65,565,541
Fidelity Central Funds (cost $472,970)	473,006
Total Investment in Securities (cost $60,250,733)		$66,038,547
Receivable for investments sold		298,922
Receivable for fund shares sold		112,456
Dividends receivable		32,291
Distributions receivable from Fidelity Central Funds		140
Prepaid expenses		115
Other receivables		4,297
Total assets		66,486,768
Liabilities
Payable to custodian bank	$15,332
Payable for investments purchased	233,316
Payable for fund shares redeemed	108,956
Accrued management fee	23,530
Distribution and service plan fees payable	18,843
Other affiliated payables	14,060
Other payables and accrued expenses	14,026
Collateral on securities loaned	149,625
Total liabilities		577,688
Net Assets		$65,909,080
Net Assets consist of:
Paid in capital		$67,779,658
Total accumulated earnings (loss)		(1,870,578)
Net Assets		$65,909,080
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($36,268,526 ÷ 1,778,162 shares)(a)		$20.40
Maximum offering price per share (100/94.25 of $20.40)		$21.64
Class M:
Net Asset Value and redemption price per share ($12,736,310 ÷ 631,926 shares)(a)		$20.15
Maximum offering price per share (100/96.50 of $20.15)		$20.88
Class C:
Net Asset Value and offering price per share ($6,331,311 ÷ 330,026 shares)(a)		$19.18
Class I:
Net Asset Value, offering price and redemption price per share ($8,861,034 ÷ 429,260 shares)		$20.64
Class Z:
Net Asset Value, offering price and redemption price per share ($1,711,899 ÷ 82,987 shares)		$20.63

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$1,273,975
Interest		314
Income from Fidelity Central Funds (including $10,448 from security lending)		15,732
Total income		1,290,021
Expenses
Management fee
Basic fee	$372,392
Performance adjustment	(100,174)
Transfer agent fees	148,417
Distribution and service plan fees	232,309
Accounting fees	27,244
Custodian fees and expenses	37,911
Independent trustees' fees and expenses	413
Registration fees	69,134
Audit	68,372
Legal	12,494
Miscellaneous	4,619
Total expenses before reductions	873,131
Expense reductions	(21,656)
Total expenses after reductions		851,475
Net investment income (loss)		438,546
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,932,325)
Fidelity Central Funds	264
Foreign currency transactions	(129)
Futures contracts	102,206
Total net realized gain (loss)		(6,829,984)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	933,665
Fidelity Central Funds	(37)
Assets and liabilities in foreign currencies	247
Futures contracts	8,308
Total change in net unrealized appreciation (depreciation)		942,183
Net gain (loss)		(5,887,801)
Net increase (decrease) in net assets resulting from operations		$(5,449,255)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$438,546	$673,765
Net realized gain (loss)	(6,829,984)	1,553,020
Change in net unrealized appreciation (depreciation)	942,183	5,106,103
Net increase (decrease) in net assets resulting from operations	(5,449,255)	7,332,888
Distributions to shareholders	(2,554,398)	(10,160,421)
Share transactions - net increase (decrease)	(11,203,857)	396,558
Total increase (decrease) in net assets	(19,207,510)	(2,430,975)
Net Assets
Beginning of period	85,116,590	87,547,565
End of period	$65,909,080	$85,116,590

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.44	$23.40	$25.37	$21.43	$21.39
Income from Investment Operations
Net investment income (loss)A	.14	.19	.17	.23B	.22
Net realized and unrealized gain (loss)	(1.46)	1.57	(1.31)	3.86	.30
Total from investment operations	(1.32)	1.76	(1.14)	4.09	.52
Distributions from net investment income	(.17)C	(.10)C	(.22)	(.14)	(.11)
Distributions from net realized gain	(.55)C	(2.62)C	(.61)	(.01)	(.37)
Total distributions	(.72)	(2.72)	(.83)	(.15)	(.48)
Net asset value, end of period	$20.40	$22.44	$23.40	$25.37	$21.43
Total ReturnD,E	(6.24)%	9.00%	(4.73)%	19.12%	2.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.17%	1.10%	1.12%	1.14%	1.19%
Expenses net of fee waivers, if any	1.16%	1.10%	1.12%	1.12%	1.19%
Expenses net of all reductions	1.14%	1.10%	1.11%	1.12%	1.18%
Net investment income (loss)	.71%	.87%	.66%	.95%B	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$36,269	$47,465	$45,006	$59,658	$54,196
Portfolio turnover rateH	91%	77%	98%	81%	77%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .68%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.19	$23.15	$25.10	$21.22	$21.17
Income from Investment Operations
Net investment income (loss)A	.09	.12	.10	.16B	.16
Net realized and unrealized gain (loss)	(1.47)	1.57	(1.30)	3.82	.31
Total from investment operations	(1.38)	1.69	(1.20)	3.98	.47
Distributions from net investment income	(.11)C	(.03)C	(.14)	(.09)	(.05)
Distributions from net realized gain	(.55)C	(2.62)C	(.61)	(.01)	(.37)
Total distributions	(.66)	(2.65)	(.75)	(.10)	(.42)
Net asset value, end of period	$20.15	$22.19	$23.15	$25.10	$21.22
Total ReturnD,E	(6.55)%	8.74%	(5.01)%	18.78%	2.28%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.45%	1.39%	1.39%	1.40%	1.47%
Expenses net of fee waivers, if any	1.43%	1.38%	1.39%	1.39%	1.46%
Expenses net of all reductions	1.42%	1.38%	1.37%	1.38%	1.46%
Net investment income (loss)	.43%	.58%	.40%	.68%B	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$12,736	$15,006	$14,961	$18,962	$18,098
Portfolio turnover rateH	91%	77%	98%	81%	77%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .41%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$21.15	$22.16	$24.02	$20.32	$20.35
Income from Investment Operations
Net investment income (loss)A	(.02)	.01	(.04)	.03B	.05
Net realized and unrealized gain (loss)	(1.40)	1.49	(1.25)	3.67	.29
Total from investment operations	(1.42)	1.50	(1.29)	3.70	.34
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.55)	(2.51)	(.57)	–	(.37)
Total distributions	(.55)	(2.51)	(.57)	–	(.37)
Net asset value, end of period	$19.18	$21.15	$22.16	$24.02	$20.32
Total ReturnC,D	(7.02)%	8.13%	(5.55)%	18.21%	1.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.98%	1.92%	1.93%	1.94%	1.98%
Expenses net of fee waivers, if any	1.97%	1.92%	1.93%	1.92%	1.97%
Expenses net of all reductions	1.95%	1.91%	1.92%	1.92%	1.97%
Net investment income (loss)	(.11)%	.05%	(.15)%	.15%B	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$6,331	$8,777	$14,405	$20,555	$15,589
Portfolio turnover rateG	91%	77%	98%	81%	77%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.12) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.70	$23.66	$25.65	$21.65	$21.60
Income from Investment Operations
Net investment income (loss)A	.21	.26	.25	.30B	.28
Net realized and unrealized gain (loss)	(1.48)	1.59	(1.34)	3.91	.31
Total from investment operations	(1.27)	1.85	(1.09)	4.21	.59
Distributions from net investment income	(.25)C	(.19)C	(.29)	(.20)	(.17)
Distributions from net realized gain	(.55)C	(2.62)C	(.61)	(.01)	(.37)
Total distributions	(.79)D	(2.81)	(.90)	(.21)	(.54)
Net asset value, end of period	$20.64	$22.70	$23.66	$25.65	$21.65
Total ReturnE	(5.95)%	9.34%	(4.48)%	19.54%	2.82%
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%	.79%	.82%	.84%	.89%
Expenses net of fee waivers, if any	.85%	.79%	.81%	.82%	.89%
Expenses net of all reductions	.84%	.79%	.80%	.82%	.89%
Net investment income (loss)	1.01%	1.18%	.97%	1.25%B	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$8,861	$11,097	$12,342	$14,565	$16,218
Portfolio turnover rateH	91%	77%	98%	81%	77%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .98%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class Z

Years ended October 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$22.69	$23.67	$25.67	$23.57
Income from Investment Operations
Net investment income (loss)B	.23	.28	.28	.23C
Net realized and unrealized gain (loss)	(1.47)	1.58	(1.34)	1.87
Total from investment operations	(1.24)	1.86	(1.06)	2.10
Distributions from net investment income	(.27)D	(.22)D	(.33)	–
Distributions from net realized gain	(.55)D	(2.62)D	(.61)	–
Total distributions	(.82)	(2.84)	(.94)	–
Net asset value, end of period	$20.63	$22.69	$23.67	$25.67
Total ReturnE,F	(5.84)%	9.45%	(4.36)%	8.91%
Ratios to Average Net AssetsG,H
Expenses before reductions	.75%	.69%	.70%	.72%I
Expenses net of fee waivers, if any	.74%	.68%	.70%	.72%I
Expenses net of all reductions	.72%	.68%	.68%	.71%I
Net investment income (loss)	1.13%	1.28%	1.09%	1.24%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$1,712	$2,772	$834	$524
Portfolio turnover rateJ	91%	77%	98%	81%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,814,157
Gross unrealized depreciation	(5,948,722)
Net unrealized appreciation (depreciation)	$4,865,435
Tax Cost	$61,173,112

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$204,441
Capital loss carryforward	$(6,940,796)
Net unrealized appreciation (depreciation) on securities and other investments	$4,865,779

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,577,129)
Long-term	(3,363,667)
Total capital loss carryforward	$(6,940,796)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$555,930	$ 1,350,576
Long-term Capital Gains	1,998,468	8,809,845
Total	$2,554,398	$ 10,160,421

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Value Fund	63,302,333	76,253,030

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$95,864	$2,164
Class M	.25%	.25%	65,230	869
Class C	.75%	.25%	71,215	6,933
			$232,309	$9,966

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,758
Class M	1,129
Class C(a)	590
$8,477

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$81,732.21
Class M	31,104.24
Class C	19,487.27
Class I	15,216.16
Class Z	878.04
	$148,417

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Value Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Value Fund	$3,225

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Value Fund	$170

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Value Fund	$1,011	$2	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $12,113 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $343.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $9,200 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$1,407,110	$5,138,554
Class M	441,360	1,722,141
Class C	225,413	1,559,544
Class I	382,996	1,432,415
Class Z	97,519	307,767
Total	$2,554,398	$10,160,421

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	347,029	857,048	$6,566,986	$18,259,987
Reinvestment of distributions	60,940	255,348	1,391,873	5,083,969
Shares redeemed	(744,981)	(920,804)	(15,016,862)	(19,757,433)
Net increase (decrease)	(337,012)	191,592	$(7,058,003)	$3,586,523
Class M
Shares sold	46,196	91,877	$920,687	$1,973,383
Reinvestment of distributions	19,233	86,399	435,041	1,704,650
Shares redeemed	(109,820)	(148,106)	(2,209,353)	(3,136,951)
Net increase (decrease)	(44,391)	30,170	$(853,625)	$541,082
Class C
Shares sold	46,804	90,691	$891,045	$1,839,288
Reinvestment of distributions	10,313	81,404	223,175	1,538,537
Shares redeemed	(141,971)	(407,162)	(2,619,015)	(8,306,857)
Net increase (decrease)	(84,854)	(235,067)	$(1,504,795)	$(4,929,032)
Class I
Shares sold	99,459	122,532	$1,957,201	$2,653,978
Reinvestment of distributions	15,576	66,570	359,033	1,337,382
Shares redeemed	(174,530)	(221,906)	(3,507,667)	(4,818,350)
Net increase (decrease)	(59,495)	(32,804)	$(1,191,433)	$(826,990)
Class Z
Shares sold	41,585	100,054	$709,797	$2,305,279
Reinvestment of distributions	3,989	15,296	91,779	306,845
Shares redeemed	(84,744)	(28,430)	(1,397,577)	(587,149)
Net increase (decrease)	(39,170)	86,920	$(596,001)	$2,024,975

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 305 funds. Ms. Doulton oversees 204 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Advisor Value Fund
Class A	1.08%
Actual		$1,000.00	$1,186.70	$5.94
Hypothetical-C		$1,000.00	$1,019.71	$5.48
Class M	1.37%
Actual		$1,000.00	$1,184.60	$7.52
Hypothetical-C		$1,000.00	$1,018.25	$6.95
Class C	1.95%
Actual		$1,000.00	$1,181.00	$10.69
Hypothetical-C		$1,000.00	$1,015.33	$9.88
Class I	.79%
Actual		$1,000.00	$1,188.30	$4.35
Hypothetical-C		$1,000.00	$1,021.17	$4.01
Class Z	.63%
Actual		$1,000.00	$1,189.00	$3.47
Hypothetical-C		$1,000.00	$1,021.97	$3.20

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 100%; Class M designates 100%; Class I designates 100%; and Class Z designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Class I designates 100%; and Class Z designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	15,808,498.760	44.782
Against	6,434,274.581	18.227
Abstain	382,259.761	1.083
Broker Non-Vote	12,675,773.300	35.908
TOTAL	35,300,806.402	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

FAV-ANN-1220
1.808899.116

Item 2.

Code of Ethics

As of the end of the period, October 31, 2020, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund and Fidelity Advisor Value Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$77,000	$-	$8,800	$1,700
Fidelity Advisor High Income Advantage Fund	$65,200	$-	$9,500	$1,500
Fidelity Advisor Value Fund	$42,100	$-	$10,900	$1,000

October 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$80,000	$100	$6,300	$2,000
Fidelity Advisor High Income Advantage Fund	$68,000	$100	$6,600	$1,700
Fidelity Advisor Value Fund	$46,000	$100	$6,600	$1,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2020A	October 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2020A	October 31, 2019A
Deloitte Entities	$535,000	$600,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 18, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 18, 2020